Debtor: United Video                                           ACCRUAL BASIS - 1

Case No.: 99-2979 (PSW)

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       for the month ending NOVEMBER, 1999

================================================================================

                                          Document    Previously   Explanation
Required Attachments                      Attached    Submitted     Attached

1. Tax Receipts                             |X|          |_|          |_|

2. Bank Statements                          |X|          |_|          |_|

3. Most recently filed
   Income Tax Return                        |_|          |X|          |_|

4. Most recent Annual Financial
   Statements prepared by accountant        |_|          |X|          |_|

IN ACCORDANCE WITH TITLE 28. SECTION 1746. OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 8) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY

/s/ Ira Glazer                             Consultant for Unitel Video
-------------------------------------      -------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                             TITLE

Ira Glazer                                 1/5/00
-------------------------------------      -------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                          DATE

PREPARER:

/s/ Sandra Brethower                       Accountant
-------------------------------------      -------------------------------------
SIGNATURE OF PREPARER                                      TITLE

Sandra Brethower                           1/5/00
-------------------------------------      -------------------------------------
PRINTED NAME OF PREPARER                                   DATE


         All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

UNITEL VIDEO, INC.       NOVEMBER '99 OPERATING REPORT           PREPARED 1-5-00

=============================================================================================================
                                INCOME STATEMENT

                                                                     ========================================
                                                                        Sep-99        Oct-99         Nov-99
=============================================================================================================
Revenues                                                             $ 2,365,691   $ 2,134,301    $ 1,907,497
-------------------------------------------------------------------------------------------------------------

=============================================================================================================
Cost of Sales
-------------------------------------------------------------------------------------------------------------
     Rent                                                            $   148,817   $   151,527    $   151,096
-------------------------------------------------------------------------------------------------------------
     Payroll                                                         $   354,647   $   422,958    $   336,332
-------------------------------------------------------------------------------------------------------------
     Equipment leases                                                $    35,726   $    23,144    $    23,144
-------------------------------------------------------------------------------------------------------------
     Other COGS                                                      $   538,898   $   641,690    $   447,481
-------------------------------------------------------------------------------------------------------------
     Total COGS                                                      $ 1,078,088   $ 1,239,319    $   958,053
-------------------------------------------------------------------------------------------------------------

=============================================================================================================
Operating Expenses
-------------------------------------------------------------------------------------------------------------
     Officer/insider compensation                                    $    74,173   $    72,250    $    54,875
-------------------------------------------------------------------------------------------------------------
     Overhead payroll                                                $    76,799   $    52,397    $    46,904
-------------------------------------------------------------------------------------------------------------
     Insurance                                                       $     6,726   $    10,216    $    89,953
-------------------------------------------------------------------------------------------------------------
     Other SG&A                                                      $    84,473   $    82,651    $    57,962
-------------------------------------------------------------------------------------------------------------
     Total Operating Expenses                                        $   242,171   $   217,514    $   249,694
-------------------------------------------------------------------------------------------------------------

=============================================================================================================
Gain on sale of equipment                                            $    25,000   $        --    $        --
-------------------------------------------------------------------------------------------------------------

=============================================================================================================
Depreciation & Amortization                                          $   428,747   $   428,352    $   420,715
-------------------------------------------------------------------------------------------------------------

=============================================================================================================
Interest expense                                                     $   287,112   $   283,060    $   277,175
-------------------------------------------------------------------------------------------------------------

=============================================================================================================
Reorganization expenses
-------------------------------------------------------------------------------------------------------------
     Professional fees (Kaye Scholer, Getzler, Heller, Houlihan-L)   $   252,832   $   321,233    $   312,921
-------------------------------------------------------------------------------------------------------------
     U.S. Trustee fees                                               $     1,000
-------------------------------------------------------------------------------------------------------------
     Total Reorganization Expenses                                   $   253,832   $   321,233    $   312,921
-------------------------------------------------------------------------------------------------------------

=============================================================================================================
Net Profit (loss)                                                    $   100,741   $  (355,177)   $  (311,061)
=============================================================================================================

Notes:
Officer/insider compensation is payroll only; doesn't include payroll tax; payroll tax is included in the direct portion

Interest expense includes many equipment leases

UNITEL VIDEO, INC.       NOVEMBER '99 OPERATING REPORT           PREPARED 1-5-00

================================================================================
                                  BALANCE SHEET
================================================================================

Cash                                                               $    139,990
Net accounts receivable                                            $  3,084,153
Prepaid corporate tax & expenses, deferred tax asset               $    504,982
--------------------------------------------------------------------------------
Total Current Assets                                               $  3,729,125
--------------------------------------------------------------------------------

PP&E                                                               $ 92,698,129
Accumulated depreciation                                           $ 52,459,270
--------------------------------------------------------------------------------
Net PP&E                                                           $ 40,238,859
--------------------------------------------------------------------------------

Deferred taxes                                                     $  2,157,058

Other Assets                                                       $  1,985,249

Goodwill                                                           $  1,410,243

================================================================================
Total Assets                                                       $ 49,520,534
================================================================================

Prepetition accounts payable                                       $  7,783,649
Postpetition accounts payable                                      $    550,004
Accrued expenses                                                   $  3,621,642
Payroll & related expense                                          $    740,371
Current maturity of secured long-term debt                         $ 15,866,133
Current maturity of unsecured long-term debt                       $  1,048,205
--------------------------------------------------------------------------------
Total current liabilities                                          $ 29,610,003
--------------------------------------------------------------------------------

Secured long-term debt                                             $ 19,368,677
Unsecured long-term debt                                           $  1,279,602
Accrued retirement expense                                         $    917,276
--------------------------------------------------------------------------------
Long-term liabilities                                              $ 21,565,555
--------------------------------------------------------------------------------

Common stock                                                       $     26,755
Add'l paid-in capital                                              $ 27,286,352
Treasury stock                                                     $ (7,645,089)
Retained earnings                                                  $(20,851,417)
YTD Income/loss                                                    $   (471,625)
--------------------------------------------------------------------------------
Total stockholders' equity                                        $ (1,655,024)
--------------------------------------------------------------------------------

================================================================================
Total liabilities & stockholders' equity                          $ 49,520,534
================================================================================

UNITEL VIDEO, INC.       NOVEMBER '99 OPERATING REPORT           PREPARED 1-5-00

=========================================================================================================================
   CASH RECEIPTS AND                                                                                          November
   DISBURSEMENTS                              Payroll           NY             Mobile         Petty Cash        Total
=========================================================================================================================
 1 Cash-Beginning of Month                $      118.00   $   60,531.00    $   21,901.00    $   55,500.00   $  138,050.00

   RECEIPTS
 2 Cash Sales                                             $          --                                     $          --
 3 Accounts Receivable Collections                                                                          $          --
 4 Loans & Advances                       $          --   $  850,753.00    $  202,030.00    $    4,220.00   $1,057,003.00
 5 Sale of Assets                                                                                           $          --
 6 Lease & Rental Income                                                                                    $          --
 7 Wages                                                                                                    $          --
 8 Other-Transfers between accounts       $  489,924.00   $ (489,924.00)   $  (29,813.00)   $   29,813.00   $          --

 9 Total Receipts(Total Lines 2-8)        $  489,924.00   $  360,829.00    $  172,217.00    $   34,033.00   $1,057,003.00

   DISBURSEMENTS
10 Net Payroll                            $  283,415.44   $   (7,693.00)                                    $  275,722.44
11 Payroll Taxes                          $  138,099.00   $          --                                     $  138,099.00
12 Sales, Use & Other Taxes Paid                          $   10,949.00                                     $   10,949.00
13 Inventory Purchases                                    $          --                                     $          --
14 Mortgage Payments                                      $          --                                     $          --
15 Other Secured Note Payments                            $          --                                     $          --
16 Rental & Lease Payments                                $  150,793.00    $   22,860.00                    $  173,653.00
17 Utilities                                              $   33,525.00    $   11,024.00                    $   44,549.00
18 Insurance                              $   32,851.00   $   33,541.00    $    1,954.00                    $   68,346.00
19 Vehicles Expenses                                      $          --                                     $          --
20 Travel                                                 $    1,256.00    $    6,519.00                    $    7,775.00
21 Entertainment                                          $      232.00                                     $      232.00
22 Repairs & Maintenance                                  $   54,380.00    $    1,425.00                    $   55,805.00
23 Supplies                                               $    2,341.00    $    2,241.00                    $    4,582.00
24 Advertising                                                                                              $          --
25 Household Expenses                                                                                       $          --
26 Charitable Contributions                                                                                 $          --
27 Gifts                                                                                                    $          --
28 Other (Attach List)                    $   21,515.00   $  100,867.00    $  116,943.00    $   36,025.00   $  275,350.00

29 Total Lines 10-28                      $  475,880.44   $  380,191.00    $  162,966.00    $   36,025.00   $1,055,062.44
   REORGANIZATION EXPENSES
30 Professional Fees                                                                                        $          --
31 U.S. Trustee Fees                                      $          --                                     $          --
32 Other - Investment Banker Fees                         $          --                                     $          --

33 Total Lines 30-32                      $          --   $          --    $          --    $          --   $          --

34 Total Disbursements (Line 29-33)       $  475,880.44   $  380,191.00    $  162,966.00    $   36,025.00   $1,055,062.44

35 Net Cash Flow (Line 9- Line 34)        $   14,043.56   $   19,362.00    $    9,251.00    $   (1,992.00)  $    1,940.56

36 Cash-End of Month (Line 1 + Line 35)   $   14,161.56   $   41,169.00    $   31,152.00    $   53,508.00   $  139,990.56

=========================================================================================================================
28 OTHER CASH DISBURSEMENTS
                                              Payroll           NY             Mobile         Petty Cash        Total
=========================================================================================================================

   Security                                               $    7,986.00    $      382.00                    $    8,368.00
   Utility Deposits                                       $   45,863.00    $    3,200.00                    $   49,063.00
   Equipmement Rental                                     $   10,576.00    $   12,420.00                    $   22,996.00
   Shipping, Postage & Messenger                          $    1,483.00    $    5,430.00                    $    6,913.00
   Bank Charges                                           $      221.00    $       72.00                    $      293.00
   Freelancers                                            $    7,337.00    $    6,650.00                    $   13,987.00
   401K                                   $   21,515.00                                                     $   21,515.00
   Perdiems, Airfare, Hotels                                               $   59,155.00    $   36,025.00   $   95,180.00
   Equipment R&M, Truck Rentals, Fuel                     $   18,464.00    $   25,640.00                    $   44,104.00
   Miscellaneous                                          $    8,937.00    $    3,994.00    $          --   $   12,931.00

   Total Other Cash Disbursements         $   21,515.00   $  100,867.00    $  116,943.00    $   36,025.00   $  275,350.00
=========================================================================================================================

UNITEL VIDEO, INC.       NOVEMBER '99 OPERATING REPORT           PREPARED 1-5-00

===========================================================
                 UNITEL OPERATING ACCOUNT
===========================================================

Disbursements:                                 Total:
--------------                                 ------
#8238 11/1      United States Post Master      $     300.00
      11/2      Bank Fees                      $     220.68
#8239 11/3      SCS                            $   2,750.00
#8240 11/4      LRED                           $   7,104.45
#8242 11/4      AD Winston                     $     378.60
#8243 11/4      AD Winston                     $   2,435.63
#8244 11/4      AJ Ianni                       $     230.15
#8245 11/4      ASL                            $   1,912.50
#8246 11/4      American Honda                 $     553.05
#8247 11/4      Arenson Office Furniture       $     585.64
#8248 11/4      ADP                            $     958.80
#8249 11/4      Bell Atlantic                  $   1,265.53
#8250 11/4      Bell Atlantic                  $      90.24
#8251 11/4      Burns International Security   $   3,877.62
#8252 11/4      Central Parking System         $     175.00
#8253 11/4      Chyron                         $   5,170.00
#8254 11/4      Con Edison                     $  45,863.00
#8255 11/4      Dover Elevator                 $   1,133.41
#8256 11/4      Eastside Communications        $     205.68
#8257 11/4      Educational Broadcasting       $  35,833.33
#8258 11/4      Edward S. Gordon               $  26,250.00
#8259 11/4      Edward S. Gordon               $  26,250.00
#8260 11/4      Edward S. Gordon               $   1,017.55
#8261 11/4      Finance Commissioner           $     300.00
#8262 11/4      MCI                            $   3,774.48
#8263 11/4      Quinn & Feiner                 $   3,453.18
#8264 11/4      Rapid Parking                  $     175.11
#8265 11/4      Scarff Weisburg                $     394.56
#8266 11/4      Viking Office Supplies         $     442.40
#8267 11/5      Rabbit Productions             $     775.00
#8268 11/5      Airborne Express               $     277.32
#8269 11/5      Al Geisler                     $     665.07
#8270 11/5      Federal Express                $      35.17
#8271 11/5      John Blake                     $     412.50
#8272 11/5      MCI                            $     465.95
#8273 11/5      Donald Reynolds                $     362.00
#8274 11/5      SL Green                       $   6,109.17
#8237 11/5      AI Credit Corp                 $   6,725.94
#8275 11/10     Franchise Tax Board            $     800.00
#8276 11/10     NYS Corporation Tax            $     255.00
#8277 11/12     AD Winston                     $     277.39
#8278 11/12     ASL                            $   1,481.26
#8279 11/12     Arenson Office Furniture       $   3,031.00
#8280 11/12     Adrienne Shevlo                $     111.71
#8281 11/12     Bavaro Carting                 $   1,786.86
#8282 11/12     Bell Atlantic                  $   6,275.39
#8283 11/12     Burns                          $   3,877.63
#8284 11/12     Ed Levine                      $     120.30
#8285 11/12     ES Gordon                      $   1,320.65
#8286 11/12     Furst Computer                 $      89.50
#8287 11/12     GDS Video                      $   8,723.03
#8288 11/12     Gutierrez German               $      25.00
#8289 11/12     LRED                           $   7,155.33
#8290 11/12     M Epstein                      $     991.25
#8291 11/12     Marty Kammer                   $      81.30
#8292 11/12     NYC LIte                       $   1,617.50
#8293 11/12     Scharff Weisburg               $     550.50
#8294 11/12     Shield Locksmith               $     229.50
#8295 11/12     Bavaro Carting                 $     256.62
#8296 11/12     Bell Atlantic                  $   3,356.96
#8297 11/12     Federal Express                $      17.94
#8298 11/12     Hilson Management              $  32,968.02
#8299 11/12     MCI                            $      71.29
#8300 11/12     UPS                            $      87.23
#8301 11/12     Federal Express                $      73.14
#8302 11/12     John Blake                     $     337.50
#8303 11/12     Maximum Value                  $     145.06
#8304 11/12     Perfection Blueprint           $     418.50
#8305 11/12     SCS Agency                     $  24,065.00
#8306 11/15     Columbus Hardware              $      97.00
#8307 11/15     Con Edison                     $  11,469.48
#8308 11/15     Con Edison                     $   1,222.65
#8309 11/15     Con Edison                     $   2,929.14
#8310 11/15     Time Equities Inc.             $  21,044.30
#8311 11/15     AJ Ianni                       $   1,080.25
#8312 11/15     Bavaro Carting                 $   1,779.55
#8313 11/15     Bunn Coffee                    $     249.83
#8314 11/15     David Goldstein                $     139.19
#8315 11/15     Perfection Blueprint           $     615.14
#8316 11/16     Bunn                           $      50.00
#8317 11/16     Dennis Phillips                $     127.58
#8318 11/16     Scott Sevick                   $     104.20
#8319 11/16     Clara Bogetti                  $     114.00
#8320 11/16     Commercial Claim               $     300.00
#8321 11/18     Federal Express Co             $     331.05
#8322 11/18     John Blake                     $     337.50
 8323 11/18     Sotis Business Equ             $     191.91
#8324 11/18     Air Sea Land Produ             $   1,856.26
#8325 11/18     Guild Signs Incorp             $   3,680.50
 8326 11/18     L.R.E.D. Corporati             $   7,200.79
#8327 11/18     Liman Video Rental             $   1,875.00
#8328 11/18     Liman Video Rental             $   1,980.00
#8329 11/18     NYC Fire Departmen             $     980.00
#8330 11/18     NYC Fire Departmen             $   4,620.00
#8331 11/18     Waterfront Communi             $   2,400.00
#8332 11/18     NYS Sales Tax                  $   1,615.53
#8333 11/18     The Rich and Famou             $     725.00
#8334 11/23     A.D. WINSTON                   $   2,435.63
#8335 11/23     Air Sea Land Produ             $   1,312.50
#8336 11/23     GDS Video Corp.                $   9,740.88
#8337 11/23     Liman Video Rental             $     495.00
#8338 11/23     Scharff Weisburg,              $     110.00
#8339 11/24     Tuchman, Katz, Schw            $     100.00
#8340 11/24     LRED                           $   7,002.69
#8341 11/29     Delaware Secy                  $   8,277.62

                Total Disbursements            $ 388,116.24
                Net Payroll                    $  (7,693.00)

                Total Disbursements            $ 380,423.24
============================================================

UNITEL VIDEO, INC.       NOVEMBER '99 OPERATING REPORT           PREPARED 1-5-00

=====================================================================================================================
                                            MELLON CHECKBOOK RECONCILIATION
=====================================================================================================================

 Check      Date          Payee                          Purpose                                           Amount
 -----      ----          -----                          -------                                           ------
 41240   11/02/1999       Leff Electronics               COD Equipment Parts                            $     770.84
 41266   11/02/1999       McMaster Carr                  COD Equipment Parts                            $      19.32
 41267   11/02/1999       Audio Affects                  Equipment                                      $     480.00
 41268   11/03/1999       Tri State Video                COD Equipment Parts                            $      35.38
 41269   11/03/1999       Unitel Mobile-Burbank          Petty Cash/Accountable                         $   4,274.32
 41270   11/04/1999       Paper Products                 COD Truck Supplies                             $     492.48
 41271   11/04/1999       PNC Bank                       Debit Card Account Deposit                     $  11,756.00
 41281   11/04/1999       Allied Office Products         Office Supplies                                $     147.55
 41282   11/04/1999       Audio Specialists              Equipment Rental                               $     850.00
 41283   11/04/1999       Arrowhead Mountain             Water/Coffee                                   $      55.32
 41284   11/04/1999       Wayne Barnhart                 Office Cleaning                                $     180.00
 41285   11/04/1999       Charter/ABS                    Equipment Rental                               $   1,195.00
 41286   11/04/1999       Cleveland Indians              Stadium Fees                                   $   1,750.00
 41287   11/04/1999       Cody Cleaning Service          Burbank Cleaning                               $     550.00
 41288   11/04/1999       Don Cunningham                 Freelance                                      $   1,050.00
 41289   11/04/1999       Duke City                      Equipment Rental                               $     275.00
 41290   11/04/1999       Federal Express                Shipping                                       $      83.45
 41291   11/04/1999       Joe Heck                       Reimb Expenses                                 $     318.48
 41292   11/04/1999       Lineman Video Rental           Equipment Rental                               $     900.00
 41293   11/04/1999       LA County Fire Department      Annual Fee                                     $     108.00
 41294   11/04/1999       MCI                            Telephone                                      $   2,539.92
 41295   11/04/1999       Luis Mendoza                   Office Cleaning                                $     135.00
 41296   11/04/1999       Maggie Milton                  Reimb Expenses                                 $      52.64
 41297   11/04/1999       Bob Murrell                    Freelance Driver                               $     600.00
 41298   11/04/1999       Pagenet                        Pagers                                         $     383.75
 41299   11/04/1999       Prime Matrix                   Cell Phones                                    $     103.51
 41300   11/04/1999       Rollins                        Tractor Leases                                 $   1,325.58
 41301   11/04/1999       Ryder                          Tractor Leases                                 $   1,966.15
 41302   11/04/1999       SOS Global Express             Shipping                                       $   1,802.85
 41303   11/04/1999       Telecast Fiber Systems         Equipment Rental                               $      80.75
 41304   11/04/1999       Textron Financial              Gasoline charges                               $     149.91
 41305   11/04/1999       Travel Technology              Airline Tickets                                $  10,000.00
 41306   11/04/1999       Western Security               Burbank Office Monitoring                      $     260.00
 41307   11/04/1999       Worldcom                       Telephone                                      $   3,393.06
 41272   11/08/1999       Pitney Bowes                   Maint Agree 9/2-11/30                          $     640.72
         11/09/1999       Wire Transfer Fees                                                            $      12.00
 41273   11/10/1999       Unitel Mobile - Pgh            Petty Cash/Accountable                         $   5,000.00
 41274   11/10/1999       PNC Bank                       Debit Card Account Deposit                     $   7,989.00
 41275   11/09/1999       Fontastics                     CIA Equipment Rental                           $     600.00
 41276   11/10/1999       McMaster Carr                  COD Equipment Parts                            $     139.17
 41277   11/10/1999       TW Smith                       CIA Nitrogen Tank                              $      37.89
 41278   11/11/1999       Paper Products                 COD Truck Supplies                             $      99.36
 41321   11/11/1999       Anton Bauer                    Parts                                          $      38.98
 41322   11/11/1999       Bexel                          Equipment Rental                               $     550.00
 41323   11/11/1999       Wayne Barnhart                 Office Cleaning                                $     180.00
 41324   11/11/1999       Commonwealth of Penna          Turnpike Tolls                                 $     198.00
 41325   11/11/1999       Chem Dry                       Carpet/Furniture Cleaning Trucks               $     563.00
 41326   11/11/1999       Express One                    Shipping                                       $     250.95
 41327   11/11/1999       Federal Express                Shipping                                       $      10.45
 41328   11/11/1999       IBEW                           Union Dues                                     $     707.22
 41329   11/11/1999       Beth Kaniuff                   Reimb Expenses                                 $     272.45
 41330   11/11/1999       Bob Murrell                    Freelance Driver                               $     750.00
 41331   11/11/1999       NMAC                           Hayes Auto                                     $     796.38
 41332   11/11/1999       Orkin                          Exterminator                                   $      47.50
 41333   11/11/1999       Pitney Bowes                   Postage Meter Fee 6 months                     $      97.26
 41334   11/11/1999       Plus 8                         Equipment Rental                               $     490.00
 41335   11/11/1999       Praxair Distribution           Parts                                          $      39.50
 41336   11/11/1999       Rollins                        Tractor Rentals                                $   1,019.25
 41337   11/11/1999       Ryder                          Tractor Rentals                                $   2,771.27
 41338   11/11/1999       Skytel                         Pagers                                         $     854.31
 41339   11/11/1999       Travel Technology              Airline Tickets                                $  10,000.00
 41279   11/11/1999       Unitel Mobile-Burbank          Petty Cash/Accountable                         $   8,838.77
 41280   11/12/1999       SOS Global Express             Shipping                                       $     316.25
 41308   11/12/1999       Fontastics                     CIA Infinit Rental                             $     750.00
 41309   11/12/1999       Burbank PSD                    Security Deposit                               $   3,200.00
         11/15/1999       Wire Transfer Fees                                                            $      12.00
 41310   11/17/1999       Unitel Mobile-Pgh              Petty Cash/Accountable                         $   3,215.00
 41311   11/17/1999       PNC Bank                       Debit Card Account Deposit                     $   6,950.00
 41312   11/16/1999       Sony                           Tape Stock for WNET                            $   1,270.60
 41313   11/18/1999       Travel Technology              Airfares                                       $  10,000.00
 41314   11/19/1999       Charlie Finney                 Reimburse Expense Report                       $      43.28
 41315   11/19/1999       Shawnee Timberlake Mayer       Reimburse Phone Expenses                       $      90.61
 41316   11/19/1999       Luis Mendoza                   Office Cleaning                                $     135.00
 41317   11/19/1999       Maggie Milton                  Reimburse Phone Expenses                       $     323.46
 41318   11/19/1999       Robert Murrell                 Freelance Driver                               $     600.00
 41319   11/19/1999       Gridley Quihuis                Reimb expenses Ryder Cup                       $      19.79
 41320   11/19/1999       Michael Will                   Freelance Driver                               $   1,000.00
 41340   11/19/1999       SOS Global Express             Shipping                                       $   1,156.30
 41341   11/19/1999       Ryder                          Tractors/Fuel                                  $   1,937.45
 41342   11/19/1999       AT&T                           Phones                                         $     118.90
 41343   11/19/1999       AT&T                           Phones                                         $     182.77
 41344   11/19/1999       Bell Atlantic                  Phones                                         $   3,093.58
 41345   11/19/1999       Bexel                          Rental                                         $     652.16
 41346   11/19/1999       Blue Cross of CA               Health Ins                                     $   1,954.00
 41347   11/19/1999       Crystal Springs                Water/Coffee                                   $     184.10
 41348   11/19/1999       Federal Express                Shipping                                       $      34.90
 41349   11/19/1999       Safemasters                    Keys/Pgh                                       $     121.98
 41350   11/19/1999       Metrocall                      Phones                                         $      84.29
 41351   11/19/1999       Pacific Bell                   Phones                                         $      24.83
 41352   11/19/1999       Penna Turnpike Commission      Tolls                                          $     611.25
 41353   11/19/1999       PBCC                           Lease for Copier                               $     649.49
 41354   11/19/1999       TW Smith                       Hydrogen Tank                                  $       8.61
 41355   11/19/1999       UPS                            Shipping                                       $     378.10
 41356   11/19/1999       Xerox                          Repair Old Copier from NY                      $     208.00
 41357   11/19/1999       Rollins                        Tractor Leases                                 $   6,284.56
         11/19/1999       Wire Transfer Fees                                                            $      12.00
 41358   11/22/1999       Unitel Mobile - Pgh            Petty Cash/Accountable                         $   7,565.00
 41359   11/22/1999       Unitel Mobile - PNC Bank       Debit Card Account Deposit                     $   3,118.00
 41360   11/22/1999       Kevin Nicholson                Adv to replace personal items lost in LT2 Fire $   1,000.00
 41361   11/22/1999       Unitel Mobile - Burbank        Reimburse Petty Cash                           $     261.91
 41362   11/23/1999       Leff Electronics               COD Equipment Parts                            $      88.20
 41363   11/24/1999       Bexel                          Equipment Rental                               $     560.00
 41364   11/24/1999       Bruce Plastics                 Dec99 Rent Pgh                                 $   8,860.00
 41365   11/24/1999       Business Fit                   Substance Abuse Testing                        $      80.00
 41366   11/24/1999       Yellott Canby                  Freelance Driver                               $   1,600.00
 41367   11/24/1999       Charter/ABS                    Equipment Rental                               $   2,950.00
 41368   11/24/1999       Federal Express                Shipping                                       $      38.94
 41369   11/24/1999       GAB, Inc                       Dec99 Rent Burbank                             $  14,000.00
 41370   11/24/1999       Beth Kaniuff                   Reimburse Expense Report                       $      21.95
 41371   11/24/1999       Luis Mendoza                   Office Cleaning                                $      90.00
 41372   11/24/1999       Maggie Milton                  Reimburse Expense Report                       $     109.20
 41373   11/24/1999       Bob Murrell                    Freelance Driver                               $   1,050.00
 41374   11/24/1999       Newark Electronics             Parts                                          $      24.44
 41375   11/24/1999       OAG                            Flight Guide                                   $     102.72
 41376   11/24/1999       Pitney Bowes                   Burbank Copier                                 $     317.17
 41377   11/24/1999       Pacific Bell                   Burbank Phone                                  $     245.82
 41378   11/24/1999       Rollins                        Tractor Rentals                                $   2,206.58
 41379   11/24/1999       Route 60                       Repairs to Tan and Red                         $     834.92
 41380   11/24/1999       Soundtronics Wireless          Equipment Rental                               $     337.50
 41381   11/24/1999       Ryder                          Fuel Charges                                   $   2,709.33
 41382   11/24/1999       Rollins                        Fuel Charges                                   $   1,828.48
 41383   11/24/1999       Kevin Hayes                    Reimburse Expense Reports                      $   4,780.25
 41384   11/24/1999       SOS Global Express             Shipping                                       $   1,262.30
         11/24/1999       Wire Transfer Fees                                                            $      12.00
         11/30/1999       Bank Charges for 11/99                                                        $      24.00

                                                                                                        ------------
Total Disbursements November 1999                                                                       $ 192,779.66
                                                                                                        ------------

                                                         Transfers                                      $ (29,813.00)
                                                                                                        ------------
                                                         Total Disbursements                            $ 162,966.66
                                                                                                        ------------
=====================================================================================================================

UNITEL VIDEO, INC.       NOVEMBER '99 OPERATING REPORT           PREPARED 1-5-00

=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Closed
   BANK RECONCILIATIONS                           Account #1      Account #2        Account #3       Account #4
---------------------------------------------------------------------------------------------------------------------------------
   A  BANK:                                         Fleet            Fleet            Mellon           Fleet
   B  ACCOUNT NUMBER:                            9417-544821      9415-859803        038-5545       9417-549227
   C  PURPOSE (TYPE)                               Payroll            A/P              A/P           Petty Cash

 1 Balance per Bank Statement                      $27,685          $76,588          $68,828             $0
 2 Total Deposits Not Credited
 3 Outstanding Checks                              $12,172          $35,419          $37,676
 4 +/- Other reconciling items (Attach List)       -$1,351            $0                $0
 5 Month end balance per books                     $14,162          $41,169          $31,152             $0

 6 Number of last check written                     $1,536          $8,341           $41,384


---------------------------------------------------------------------------------------------------------------------------------
                                                    Closed          Closed
   BANK RECONCILIATIONS                           Account #5      Account #6        Account #7       Account #8       Account #9
---------------------------------------------------------------------------------------------------------------------------------
   A  BANK:                                      Wells Fargo      Wells Fargo                        Union BOC         PNC Bank
   B  ACCOUNT NUMBER:                            4159-405224      0290-519198        Imprest         0720089084      10-0959-6087
   C  PURPOSE (TYPE)                               Payroll            A/P           Petty Cash          A/P              A/P

 1 Balance per Bank Statement                         $0              $0                $0            $13,071          $25,009
 2 Total Deposits Not Credited                        $0              $0                $0               $0             $3,118
 3 Outstanding Checks                                                                                    $0             $5,120
 4 +/- Other reconciling items (Attach List)                                         $15,000           $1,929             $0
 5 Month end balance per books                        $0              $0             $15,000          $15,000          $23,008

 6 Number of last check written


11 INVESTMENT ACCOUNTS - NONE


12 CURRENCY ON HAND                                                                                                      $500

13 TOTAL CASH-END OF MONTH                                                                                             $139,990
=================================================================================================================================

UNITEL VIDEO, INC.       NOVEMBER '99 OPERATING REPORT           PREPARED 1-5-00

================================================================================
                        FLEET PAYROLL BANK RECONCILIATION
================================================================================

BALANCE PER BANK 11/30/99                                              27685.27

LESS O/S CHECKS                                                        12172.28

                                                                       15512.99

CK # 6148 CLEARED 11/99 UPDATED 12/99                                   1129.14

ADJUSTED BANK BALANCE                                                  16642.13
BOOK BALANCE 11/30/99                                                  14161.76

DIFFERENCE                                                              2480.37


OUTSTANDING CHECK LIST:

                 CK #            Amount

                 1079         $    571.97
                 1141         $  1,305.76
                 1346         $    483.71
                 1413         $    637.73
                 1446         $    466.57
                 1461         $    249.32
                 1472         $  1,355.70
                 6149         $    324.00
                 1495         $    482.64
                 1511         $    927.23
                 1513         $    764.65
                 1515         $  1,088.29
                 1518         $  1,062.89
                 1519         $    285.03
                 1521         $  1,018.44
                 1522         $    917.13
                 1530         $    231.22

                 Total        $ 12,172.28
================================================================================

UNITEL VIDEO, INC.       NOVEMBER '99 OPERATING REPORT           PREPARED 1-5-00

================================================================================
ACCOUNTS RECEIVABLE AGING
================================================================================
           0-30 days old                                              $2,149,981
           31-60 days old                                             $  174,842
           61-90 days old                                             $  798,696
           91+ days old                                               $  140,350
           TOTAL ACCOUNTS RECEIVABLE                                  $3,263,869
           AMOUNT CONSIDERED UNCOLLECTIBLE                            $   27,566
           ACCOUNTS RECEIVABLE (NET)                                  $3,236,303
================================================================================

======================================
AGING OF POSTPETITION ACCOUNTS PAYABLE
==========================================================================
                   0-30 DAYS   31-60 DAYS   61-90 DAYS   91+ DAYS   TOTAL
==========================================================================
ACCOUNTS PAYABLE    $253,341    $121,686     $174,929       $48   $550,004
==========================================================================

===========================================================================================================================
STATUS OF POSTPETITION TAXES

===========================================================================================================================
                                                                    AMOUNT
                                                 BEGINNING         WITHHELD/                        ENDING TAX   DELINQUENT
                                               TAX LIABILITY        ACCRUED        AMOUNT PAID       LIABILITY     TAXES
===========================================================================================================================
FEDERAL
===========================================================================================================================
Withholding                                                       $   73,464       $   73,464       $       --
FICA - Employee                                                   $   20,655       $   20,655       $       --
FICA - Employer                                                   $   20,654       $   20,654       $       --
Unemployment                                                      $      108       $      108       $       --
Income
Other
===========================================================================================================================
Total Federal Taxes                                               $  114,881       $  114,881       $       --
===========================================================================================================================
STATE & LOCAL
===========================================================================================================================
Withholding                                                       $   20,699       $   20,699       $       --
Sales                                            $    1,615       $       76       $    1,616       $       76
Excise
Unemployment                                                      $    1,113       $    1,113       $       --
Real Property                                    $  129,874       $   17,199       $   17,199       $  129,874
Personal Property
Other - (mainly to Deleware Sec. Of State)                        $    8,278       $    8,278       $       --
===========================================================================================================================
TOTAL STATE AND LOCAL                                             $   47,365       $   48,904       $  129,950
===========================================================================================================================
TOTAL TAXES                                                       $  162,246       $  163,786       $  129,950
===========================================================================================================================

========================================================================
                 PAYMENTS TO INSIDERS AND PROFESSIONALS
========================================================================

========================================================================
                                INSIDERS
========================================================================
                                Type of                     Cumulative
NAME             Position       Payment     Amount Paid   Unpaid Balance
------------------------------------------------------------------------
Al Geisler      Board Member      T&E       $    665.07
------------------------------------------------------------------------
Barry Knepper       CEO         Salary      $  4,240.38
------------------------------------------------------------------------

------------------------------------------------------------------------
TOTAL PAYMENTS TO INSIDERS                  $  4,905.45
========================================================================

UNITEL VIDEO, INC.       NOVEMBER '99 OPERATING REPORT           PREPARED 1-5-00

================================================================================
                                  PROFESSIONALS
================================================================================
                                      Date of
                                    Court Order
                      Type of       Authorizing    Amount     Amount     Date of
NAME               Professional       Payment     Approved     Paid      Payment
================================================================================
Houlihan Lokey    Investment Bank                            $75,000.00   Oct-99
================================================================================

================================================================================
ADEQUATE PROTECTION PAYMENTS
================================================================================

                           SCHEDULED MONTHLY    AMOUNTS PAID     TOTAL UNPAID
   NAME OF CREDITOR           PAYMENTS DUE      DURING MONTH     POSTPETITION
--------------------------------------------------------------------------------
Bear Stearns - mortgage         $111,000          $111,000
--------------------------------------------------------------------------------
Heller - term loan              $100,000          $100,000
================================================================================

=========================================================================================================================
QUESTIONNAIRE
                                                                                                           YES       NO
=========================================================================================================================
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?            X
-------------------------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in possession account?                        X
-------------------------------------------------------------------------------------------------------------------------
3.  Are any postpetition receivables (accounts, notes or loans) due from related parties?                            X
-------------------------------------------------------------------------------------------------------------------------
4.  Have any payments been made on prepetition liabilities this reporting period?                                    X
-------------------------------------------------------------------------------------------------------------------------
5.  Have any postpetition loans been received by the debtor from any party?                                 X
-------------------------------------------------------------------------------------------------------------------------
6.  Are any postpetition payroll taxes past due?                                                                     X
-------------------------------------------------------------------------------------------------------------------------
7.  Are any postpetition state or federal income taxes past due?                                                     X
-------------------------------------------------------------------------------------------------------------------------
8.  Are any postpetition real estate taxes past due?                                                                 X
-------------------------------------------------------------------------------------------------------------------------
9.  Are any other postpetition taxes past due?                                                                       X
-------------------------------------------------------------------------------------------------------------------------
10. Are any amounts owed to postpetition creditors past due?                                                X
-------------------------------------------------------------------------------------------------------------------------
11. Have any prepetition taxes been paid during the reporting period?                                                X
-------------------------------------------------------------------------------------------------------------------------
12. Are any wage payments past due?                                                                                  X
=========================================================================================================================

=========================================================================================================================
INSURANCE                                                                                                  YES       NO
=========================================================================================================================
1.  Are worker's compensation, general liability and other necessary insurance coverages in effect?         X
-------------------------------------------------------------------------------------------------------------------------
2.  Are all premium payments paid current?                                                                  X
-------------------------------------------------------------------------------------------------------------------------
3.  Please itemize policies below
=========================================================================================================================

UNITEL VIDEO, INC.       NOVEMBER '99 OPERATING REPORT           PREPARED 1-5-00

================================================================================
                               INSURANCE POLICIES
================================================================================
   TYPE OF INSURANCE                   BROKER                    PAYMENT
--------------------------------------------------------------------------------
Directors & Officers       ARC Excess & Surplus, LLC -  $6,725 monthly through
Liability; Misc.           financing through AI Credit  3/00; expires 6/00
Professional Liability;
Pension Trust Fiduciary
Liability
--------------------------------------------------------------------------------
Property Policy            FM Global -- financing       Down payment -- $34,449;
                           through AFCO                 7 installments of
                                                        $11,849
--------------------------------------------------------------------------------
General liability; auto    SCS Agency                   9 payments of $10,113
disability; mobile                                      commencing 12-3-99;
liability; foreign                                      disability through 10/00
liability; DICE; workers'
comp & two umbrella
liability policies
--------------------------------------------------------------------------------
Travel accident            HG Enterprises               Renewed through 11/00
================================================================================

=========================================================================================
                                        PERSONNEL

=========================================================================================
                                                                   FULL TIME    PART TIME
-----------------------------------------------------------------------------------------
1. Total number of employees at beginning of period                    67          36
-----------------------------------------------------------------------------------------
2. Number of employees hired during the period                          0          15
-----------------------------------------------------------------------------------------
3. Number of employees terminated or resigned during the period         8           3
-----------------------------------------------------------------------------------------
4. Total number of employees on payroll at end of period               59          33
=========================================================================================

===========================================================================
                              CHANGE OF ADDRESS
===========================================================================
Mailing address has not changed

================================================================================

UNITEL VIDEO, INC.       NOVEMBER '99 OPERATING REPORT           PREPARED 1-5-00

=========================================================
           FLEET OPERATING BANK RECONCILIATION
=========================================================

BALANCE PER BANK 11/30/99                     $ 76,587.54

LESS O/S CHECKS                               $ 35,418.90

ADJUSTED BANK BALANCE                         $ 41,168.64

BOOK BALANCE 11/30/99                         $ 41,168.55

DIFFERENCE                                         $ 0.09

Oustanding Check List:

Ck #              Amount
 8318             $   104.20
 8317             $   127.58
 8132             $ 8,741.22
 8191             $     9.00
 8206             $   474.00
 8279             $ 3,031.00
 8297             $    17.94
 8313             $   249.83
 8316             $    50.00
 8320             $   300.00
 8322             $   337.50
 8334             $ 2,435.63
 8335             $ 1,312.50
 8336             $ 9,740.88
 8338             $   110.00
 8339             $   100.00
 8341             $ 8,277.62

Total             $35,418.90
=========================================================

UNITEL VIDEO, INC.       NOVEMBER '99 OPERATING REPORT           PREPARED 1-5-00

=========================================================
MELLON OPERATING BANK RECONCILIATION
=========================================================

BALANCE PER BANK 11/30/99                     $ 68,828.03

LESS O/S CHECKS                               $ 37,676.25

BOOK BALANCE 11/30/99                         $ 31,151.78

Ck #               Amount

 39264             $ 2,105.00
 39329             $   251.32
 39654             $   105.60
 40597             $ 1,199.70
 41228             $   250.04
 41291             $   318.48
 41272             $   640.72
 41314             $    43.28
 41319             $    19.79
 41342             $   118.90
 41350             $    84.29
 41353             $   649.49
 41354             $     8.61
 41360             $ 1,000.00
 41361             $   261.91
 41363             $   560.00
 41365             $    80.00
 41367             $ 2,950.00
 41368             $    38.94
 41369             $14,000.00
 41373             $ 1,050.00
 41374             $    24.44
 41375             $   102.72
 41376             $   317.17
 41377             $   245.82
 41378             $ 2,206.58
 41379             $   834.92
 41380             $   337.50
 41382             $ 1,828.48
 41383             $ 4,780.25
 41384             $ 1,262.30

Total              $37,676.25
=========================================================

================================================================================
                     PETTY CASH RECONCILIATION -- PITTSBURGH
================================================================================

Reimbursement
    Miscellaneous
    Per Diem   3000.7240.0060              $       --
               3316116.7240.0060           $   235.00
               3316118.7240.0060           $   250.00
               316111.7240.0060            $ 1,525.00
               3316092.7240.0060           $   320.00
                                                        $ 2,330.00
    Accountable Log
    Blachly    3000.1510.0030              $  (100.00)
    Dahlstrom  3000.1510.0030              $  (200.00)
    J Will     3000.1510.0030              $(4,810.15)
    Lewis      3000.1510.0030              $(2,780.15)
    Peggs      3000.1510.0030              $  (100.00)
    Peggs      3000.1510.0030              $   (50.00)
    Peggs      3000.1510.0030              $   100.00
    Will       3000.1510.0030              $   100.00
    Jones      3000.1510.0030              $   500.00
    Barry      3000.1510.0030              $   500.00
    Stutzman   3000.1510.0030              $   200.00
    Heck       3000.1510.0030              $   100.00
    Blachly    3000.1510.0030              $   100.00
    Milton     3000.1510.0030              $   500.00
    M Will     3000.1510.0030              $ 1,500.00
    Lewis      3000.1510.0030              $ 1,500.00
    Samler     3000.1510.0030              $ 1,500.00
    Murrell    3000.1510.0030              $   750.00
    Bielich    3000.1510.0030              $   750.00
    Nicholson  3000.1510.0030              $   150.00
    Kubit      3000.1510.0030              $(1,000.00)
    Kubit      3000.1510.0030              $  (100.00)
                                                        $  (890.30)
    Expense Reports        J will          $ 4,810.15
                           Lewis           $ 2,780.15
                           Peggs           $    77.25
                           Kubit           $   869.36
                                                        $ 8,536.91

    Total Reimbursement                                             $ 9,976.61

    Cash on Hand
               Cash                        $ 2,786.27
    Total Cash on Hand                                              $ 2,786.27
    Past Reimbursement Due to Petty Cash                            $ 2,237.12
    Total to Balance                                                $15,000.00
================================================================================

================================================================================
                      PETTY CASH RECONCILIATION -- BURBANK
================================================================================

Reimbursement
    Miscellaneous
    Page 1     Checks                      $       --
    Page 2     Cash Receipts               $   285.38
    Page 3     Per Diem                    $   280.00
    Crispin    313539.7240.0060            $   250.00
                                                         $   815.38
    Accountable Log
    Crispin    3000.1510.0030              $  (250.00)
    Finney     3000.1510.0030              $  (200.00)
    Geren      3000.1510.0030              $  (300.00)
    Gray       3000.1510.0030              $  (200.00)
    Martz      3000.1510.0030              $   (50.00)
    Nicholson  3000.1510.0030              $  (200.00)
    Nicholson  3000.1510.0030              $  (200.00)
                                                         $(1,400.00)

    Expense Reports        Nicholson       $   200.00
                                                         $   200.00

    Total Reimbursement                                              $  (384.62)

    Cash on Hand
               Cash                        $ 1,683.13
               Checkbook                   $10,251.49
    Total Cash on Hand                                               $11,934.62
    Past Reimbursement Due to Petty Cash                             $       --

    Outstanding Advances
               Kendall                     $ 1,500.00

UNITEL VIDEO, INC.       NOVEMBER '99 OPERATING REPORT           PREPARED 1-5-00

               Geren                       $   300.00
               Martz                       $    50.00
               Nicholson                   $   200.00
               Finney                      $   200.00
               Gray                        $   200.00
               Hayes                       $ 1,000.00
                                                                     $ 3,450.00
    Total to Balance                                                 $15,000.00

[LOGO] Fleet Bank
                              STATEMENT OF ACCOUNTS           PAGE 1 OF 4

                                                              9417-544821

                                                             STATEMENT DATE
                                                                11/30/99
                                                               Questions?
                                                            Call our Business
116                D                                         Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
             UNITEL VIDEO, INC                          -----------------------
             PAYROLL                         CY
             555 WEST 57TH STREET                       -----------------------
             SUITE 1240                                    Please remit to:
             NEW YORK NY 10019                               FLEET BANK
                                    69 ENCLOSED ITEMS       Cash Reserve
                                                            PO Box 150456
                                                      Hartford, CT. 06115-0456


                                     detach

===============================================================================================================
               BEGINNING   DEPOSITS, OTHER    CHECKS, WITHDRAWALS,   INTEREST    ACCOUNT ACTIVITY       ENDING
CHECKING       BALANCE         CREDITS            OTHER DEBITS       PAID          & OTHER FEES         BALANCE
---------------------------------------------------------------------------------------------------------------
9417-544821    58216.48       489924.04            520455.25            .00            .00             27685.27
---------------------------------------------------------------------------------------------------------------

ACCOUNT NO. 9417-544821  COMMERCIAL CHECKING    PERIOD 10/30/99 THROUGH 11/30/99
BUSINESS BANKING CENTER ACCESS CODE 0571

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
DATE     DEBITS (-)     CREDITS (+)       DESCRIPTION

11-01                   12,900.65         WIRE INTERNAL BOOK TRANS CR
                                          11/01/99 006435
                                          9999991101006435
                                          1999110101357NTR
                                          UNITEL VIDEO INC
11-04                  221,388.00         TR FROM 9415859803
11-04     67,056.73                       PREAUTHORIZED DDA DEBIT
                                          ADP TX/FINCL           ADP - TAX
                                          991104 94K1H 110544A01
                                          UNITEL VIDEO INC
                                          019993085144521        CCD
11-04        703.31                       PREAUTHORIZED DDA DEBIT
                                          ADP TX/FINCL           ADP - TAX
                                          991104 94K1H 110544B02
                                          UNITEL VIDEO INC
                                          019993085144088 CCD
11-05    121,064.01                       PREAUTHORIZED DDA DEBIT
                                          AUTOMATIC DA           PAYROLL
                                          442034 K1HA01231713238
                                          UNITEL VIDEO INC
                                          019993074777213        PPD

11-18                   69,636.26         WIRE INTERNAL BOOK TRANS CR
                                          11/18/99 004890
                                          9999991118004890
                                          1999111801075NTR
                                          UNITEL VIDEO INC

--------------------------------------------------------------------------------

Notice: See reverse side for important information.

[LOGO] Fleet Bank
                              STATEMENT OF ACCOUNTS           PAGE 2 OF 4

                                                              9417-544821

                                                             STATEMENT DATE
                                                                11/30/99
                                                               Questions?
                                                            Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
             UNITEL VIDEO, INC                          -----------------------
             PAYROLL                         CY
             555 WEST 57TH STREET                       -----------------------
             SUITE 1240                                    Please remit to:
             NEW YORK NY 10019                               FLEET BANK
                                                            Cash Reserve
                                                            PO Box 150456
                                                      Hartford, CT. 06115-0456


                                     detach
================================================================================

ACCOUNT NO. 9417-544821  CONTINUED              PERIOD 10/30/99 THROUGH 11/30/99

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
DATE     DEBITS (-)     CREDITS (+)       DESCRIPTION

11-18     69,636.26                       PREAUTHORIZED DDA DEBIT
                                          ADP TX/FINCL     ADP - TAX
                                          991118 94K1H 111946A01
                                          UNITEL VIDEO INC
                                          019993227636989            CCD
11-18        703.31                       PREAUTHORIZED DDA DEBIT
                                          ADP TX/FINCL     ADP - TAX
                                          991118 94K1H 111946B02
                                          UNITEL VIDEO INC
                                          019993227636524            CCD
11-19                  185,999.13         WIRE INTERNAL BOOK TRANS CR
                                          11/19/99 000978
                                          9999991119000978
                                          1999111900094NTR
                                          UNITEL VIDEO INC
11-19    115,438.79                       PREAUTHORIZED DDA DEBIT
                                          AUTOMATIC DA     PAYROLL
                                          462050 K1HA01231713238
                                          UNITEL VIDEO INC
                                          019993217309740           PPD

--------------------------------------------------------------------------------

Notice: See reverse side for important information.

[LOGO] Fleet Bank
                              STATEMENT OF ACCOUNTS           PAGE 3 OF 4

                                                              9417-544821

                                                             STATEMENT DATE
                                                                11/30/99
                                                               Questions?
                                                            Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
             UNITEL VIDEO, INC                          -----------------------
             PAYROLL                         CY
             555 WEST 57TH STREET                       -----------------------
             SUITE 1240                                    Please remit to:
             NEW YORK NY 10019                               FLEET BANK
                                    69 ENCLOSED ITEMS       Cash Reserve
                                                            PO Box 150456
                                                      Hartford, CT. 06115-0456


                                     detach
================================================================================

ACCOUNT NO. 9417-544821  CONTINUED              PERIOD 10/30/99 THROUGH 11/30/99

------------------------------------------------------------------------------------------------------
    - CHECKS POSTED -                    - CHECKS POSTED -                 - CHECKS POSTED -
------------------------------------------------------------------------------------------------------
DATE    CHECK NO.       AMOUNT      DATE     CHECK NO.       AMOUNT     DATE    CHECK NO.      AMOUNT
11-01     1465        1,355.69      11-16      1499          855.53     11-24     1529           864.10
11-09     1466          608.32      11-10      1500          510.74     11-26     1531*        1,432.20
11-16     1468*       1,316.27      11-19      1501          294.30     11-26     1532           210.38
11-02     1470*         563.36      11-08      1502        1,795.14     11-26     1533           254.69
11-02     1471        1,302.15      11-23      1503          840.73     11-29     1534           294.31
11-01     1479*         344.13      11-22      1504        1,852.34     11-29     1535           870.51
11-08     1481*       1,852.34      11-24      1505          556.26     11-22     1536         1,174.91
11-09     1482          556.27      11-22      1506          681.82     11-02     6137*       29,518.20
11-08     1483          631.07      11-23      1507        1,042.05     11-02     6138         1,622.99
11-08     1484          976.64      11-30      1508        1,155.33     11-08     6139         4,118.02
11-09     1485          799.82      11-23      1509          890.15     11-03     6140         1,062.42
11-10     1486          633.84      11-23      1510          903.33     11-02     6141         5,063.34
11-10     1487          623.03      11-26      1512*         872.91     11-08     6142         3,670.15
11-15     1488          405.90      11-30      1514*       1,294.67     11-08     6143        11,6O2.77
11-09     1489          911.66      11-24      1516*         739.98     11-09     6144         4,317.83
11-12     1490          653.78      11-30      1517          462.45     11-10     6145         2,940.60
11-09     1491          231.22      11-26      1520*         295.29     11-09     6146         1,991.84
11-24     1492          641.97      11-30      1523*         943.27     11-22     6147           746.92
11-10     1493          529.83      11-30      1524          613.31     11-23     6148         1,129.14
11-12     1494          611.94      11-23      1525          287.62     11-23     6150*        9,912.15
11-09     1496*         766.03      11-26      1526        1,256.59     11-24     6151         1,399.51
11-10     1497          201.85      11-24      1527          219.66     11-30     6152           562.65
11-12     1498          511.37      11-24      1528          201.86     11-24     6153        25,499.40

      *  DENOTES SEQUENCE BREAK


--------------------------------------------------------------------------------
                            - DAILY BALANCE SUMMARY -
--------------------------------------------------------------------------------
DATE            BALANCE         DATE        BALANCE         DATE        BALANCE
11-01         69,417.31         11-08     38,202.67         11-16     18,225.00
11-02         31,347.27         11-09     28,019.68         11-18     17,521.69
11-03         30,284.85         11-10     22,579.79         11-19     87,787.73
11-04        183,912.81         11-12     20,802.70         11-22     83,331.74
11-05         62,848.80         11-15     20,396.80         11-23     68,326.57

--------------------------------------------------------------------------------

Notice: See reverse side for important information.

[LOGO] Fleet Bank
                              STATEMENT OF ACCOUNTS           PAGE 4 OF 4

                                                              9417-544821

                                                             STATEMENT DATE
                                                                11/30/99
                                                               Questions?
                                                            Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
             UNITEL VIDEO, INC                          -----------------------
             PAYROLL                         CY
             555 WEST 57TH STREET                       -----------------------
             SUITE 1240                                    Please remit to:
             NEW YORK NY 10019                               FLEET BANK
                                                            Cash Reserve
                                                            PO Box 150456
                                                      Hartford, CT. 06115-0456


                                     detach
================================================================================

ACCOUNT NO. 9417-544821  CONTINUED              PERIOD 10/30/99 THROUGH 11/30/99

--------------------------------------------------------------------------------
                            - DAILY BALANCE SUMMARY -
--------------------------------------------------------------------------------
DATE            BALANCE         DATE        BALANCE         DATE        BALANCE
11-24         38,203.83         11-29     32,716.95         11-30     27,685.27
11-26         33,881.77

--------------------------------------------------------------------------------

Notice: See reverse side for important information.

[LOGO] Mellon Bank
       Business Checking

       MELLON BANK NA
       WESTERN REGION
       CRAFTON-INGRAM SHOPPING CTR
       800-527-1800

            UNITEL MOBILE VIDEO A DIV OF        100
            UNITEL VIDEO INC                    95
            4100 STEUBENVILLE PIKE
            PITTSBURGH PA 15205-9643

                                                              PAGE: 1
                                                    ACCOUNT NUMBER: 038-5545
                                                    STATEMENT FROM: OCT 29, 1999
                                                                TO: NOV 30, 1999
     0                                                          BZ  153

================================================================================
Account Summary
================================================================================
ACTIVITY                      ITEMS   DOLLAR SUBTOTALS        DOLLAR TOTALS

OPENING BALANCE                                                101,432.10

    DEPOSITS                    0               .00
    WIRE TRANSFER CREDITS       4        202,030.00
    OTHER CREDITS               0               .00
TOTAL CREDITS                   4                              202,030.00

    CHECKS PAID               153        234,562.07
    SERVICE CHARGES             1             24.00
    OTHER DEBITS                4             48.00
TOTAL DEBITS                  158                              234,634.07

CLOSING BALANCE                                                 68,828.03

================================================================================
Daily Transactions

====================================================================================================
DATE   TRANSACTION DESCRIPTION                        CHECKS/DEBITS                 DEPOSITS/CREDITS
----------------------------------------------------------------------------------------------------
10-29  CLOSING BALANCE PREVIOUS STATEMENT ............................                    101,432.10

11-01  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           14,501.44
                                 DAILY BALANCE........................ 86,930.64

11-02  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           27,655.85
                                 DAILY BALANCE........................ 59,274.79

11-03  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           17,024.97
                                 DAILY BALANCE........................ 42,249.82

11-04  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            1,858.59
                                 DAILY BALANCE........................ 40,391.23

11-05  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           15,277.21
                                 DAILY BALANCE........................ 25,114.02

11-08  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           18,148.00
                                 DAILY BALANCE........................  6,966.02

11-09  WIRE TRANSFER CREDIT .............................................................  56,649.00

[LOGO] Mellon Bank

       UNITEL MOBILE VIDEO A DIV OF                           PAGE: 2
       UNITEL VIDEO INC                             ACCOUNT NUMBER: 038-5545
                                                      STATEMENT TO: NOV 30, 1999

================================================================================
Daily Transactions

====================================================================================================
DATE   TRANSACTION DESCRIPTION                        CHECKS/DEBITS                 DEPOSITS/CREDITS
----------------------------------------------------------------------------------------------------
11-09  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            6,209.73
       WIRE XFER SERVICE 1 ITEM(S)                            12.00
                                 DAILY BALANCE ......................  57,393.29
11-10  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           11,791.81
                                 DAILY BALANCE ......................  45,601.48
11-12  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            9,696.75
                                 DAILY BALANCE ......................  35,904.73
11-15  WIRE TRANSFER CREDIT .............................................................  37,500.00
       CHECK(S) PAID (SEE CHECK DETAIL SECTION)           23,262.17
       WIRE XFER SERVICE 1 ITEM(S)                            12.00
                                 DAILY BALANCE ......................  50,130.56
11-16  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           11,887.72
                                 DAILY BALANCE ......................  38,242.84
11-17  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           14,133.23
                                 DAILY BALANCE ......................  24,109.61
11-18  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            3,617.66
                                 DAILY BALANCE ......................  20,491.95
11-19  WIRE TRANSFER CREDIT .............................................................  54,539.00
       CHECK(S) PAID (SEE CHECK DETAIL SECTION)            3,249.95
       WIRE XFER SERVICE 1 ITEM(S)                            12.00
                                 DAILY BALANCE ......................  71,769.00
11-22  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            2,299.24
                                 DAILY BALANCE ......................  69,469.76
11-23  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           18,374.25
                                 DAILY BALANCE ......................  51,095.51
11-24  WIRE TRANSFER CREDIT .............................................................  53,342.00
       CHECK(S) PAID (SEE CHECK DETAIL SECTION)            5,024.30
       WIRE XFER SERVICE 1 ITEM(S)                            12.00
                                 DAILY BALANCE ......................  99,401.21
11-26  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            8,062.07
                                 DAILY BALANCE ......................  91,339.14
11-29  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           10,121.74
                                 DAILY BALANCE ......................  81,217.40
11-30  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           12,365.37
       SERVICE CHARGE                                         24.00
                                 CLOSING BALANCE ...................   68,828.03

================================================================================
Service Charge Detail
================================================================================
SERVICE DESCRIPTION                                                       CHARGE
--------------------------------------------------------------------------------

[LOGO] Mellon Bank

       UNITEL MOBILE VIDEO A DIV OF                           PAGE: 3
       UNITEL VIDEO INC                             ACCOUNT NUMBER: 038-5545
                                                      STATEMENT TO: NOV 30, 1999

================================================================================
Service Charge Detail
================================================================================
SERVICE DESCRIPTION                                                       CHARGE
--------------------------------------------------------------------------------

CORE SERVICE CHARGES AND ADDITIONAL OPTIONS
CHOICE CHECKING II ......................................................  24.00

TOTAL SERVICE CHARGES ...................................................  24.00

================================================================================
Check Detail

==============================================================================================
CHECK NO.      AMOUNT    DATE    REFERENCE NO.  CHECK NO.       AMOUNT    DATE   REFERENCE NO.
----------------------------------------------------------------------------------------------
41128          1,600.00  11-02       600206642   41254           285.19   11-08     600616913
41136*           977.00  11-01       800565312   41255           150.00   11-03     100212944
41140*           827.67  11-01       100295633   41256           300.00   11-03     100212943
41147*            79.14  11-01     10000393660   41257         1,388.33   11-08     500103940
41167*           230.00  11-01       500821945   41258           200.00   11-02     100702279
41178*           661.45  11-03       500453944   41259           777.87   11-01     300338326
41179             69.70  11-05       100867124   41260         4,489.77   11-08     100543295
41181*            59.60  11-04       100359437   41261           128.55   11-03     800243113
41188*           413.60  11-01       500189498   41262           176.64   11-10     100138588
41191*         1,915.16  11-01       600043338   41263        10,000.00   11-02     800876181
41192            242.76  11-15       100276092   41264           136.00   11-03     500451408
41196*         3,283.63  11-01       100292263   41265         1,000.00   11-15     300907905
41197             55.00  11-03       400834429   41266            19.32   11-15     100058621
41204*           364.83  11-03       500418251   41267           480.00   11-09     500383634
41205          1,485.00  11-03       500453946   41268            35.38   11-08     100413710
41206              9.74  11-01       100297048   41269         4,274.32   11-08     500084803
41207             67.76  11-02       600181090   41270           492.48   11-05     700345121
41208            110.81  11-02       100739492   41271        11,756.00   11-05     300319877
41212*           371.71  11-01       100398476   41273*        5,000.00   11-10     600123785
41214*             3.50  11-04       200252643   41274         7,989.00   11-12     100395018
41216*           147.19  11-01       100065001   41275           600.00   11-16   80400679033
41217            317.17  11-01       100064746   41276           139.17   11-18     100771629
41223*             8.61  11-01       100165387   41277            37.89   11-16     200811964
41225*            81.00  11-10       600853729   41278            99.36   11-12     300537366
41226            268.30  11-09       200696201   41279         8,838.77   11-16     200813627
41227            261.20  11-10       100138587   41280           316.25   11-17     600705350
41230*           747.05  11-08       500090482   41281           147.55   11-10     700238257
41231          2,283.64  11-03       500453945   41282           850.00   11-09     200697275
41232          1,971.60  11-01       800634330   41283            55.32   11-15     100074741
41235*           250.00  11-10       400062731   41284           180.00   11-09     300255362
41236            904.50  11-15       200723328   41285         1,195.00   11-09     500345618
41237          1,225.00  11-05       300560721   41286         1,750.00   11-17     200042409
41238          1,050.00  11-01       200604039   41287           550.00   11-10     600853645
41239          1,925.50  11-03       500487598   41288         1,050.00   11-08     700703751
41240            770.84  11-04       800357917   41289           275.00   11-12     100422593
41241            107.28  11-02       200718731   41290            83.45   11-15     100094680
41242            595.00  11-02       800850394   41292*          900.00   11-10     400062871
41243          8,860.00  11-03       100197671   41293           108.00   11-09     200696842
41244          1,200.00  11-12       300546964   41294         2,539.92   11-10     400087737
41245          1,500.17  11-05       300226097   41295           135.00   11-08     100564117
41246          1,024.65  11-04       400062398   41296            52.64   11-12     400155063
41247            211.00  11-05       700405524   41297           600.00   11-10     700340287
41248             22.86  11-05       200358894   41298           383.75   11-08     700768893
41249         14,840.00  11-02       600210903   41299           103.51   11-15     300897954
41250          1,025.50  11-10       600853730   41300         1,325.58   11-09     800747287
41251            675.00  11-03       500496617   41301         1,966.15   11-08     100543296
41252          2,121.37  11-01       300250913   41302         1,802.85   11-09     200881638
41253            135.00  11-02       400726124   41303            80.75   11-12     100447205

[LOGO] Mellon Bank

       UNITEL MOBILE VIDEO A DIV OF                           PAGE: 4
       UNITEL VIDEO INC                             ACCOUNT NUMBER: 038-5545
                                                      STATEMENT TO: NOV 30, 1999

================================================================================
Check Detail

==============================================================================================
CHECK NO.      AMOUNT    DATE    REFERENCE NO.  CHECK NO.       AMOUNT    DATE   REFERENCE NO.
----------------------------------------------------------------------------------------------
41304         149.91     11-15       300792550   41370*          21.95    11-26   400395901
41305      10,000.00     11-15       700536129   41371           90.00    11-30   500333035
41306         260.00     11-10       400088193   41372          109.20    11-30   100852334
41307       3,393.06     11-08       500200728   41381*       2,709.33    11-30   200439019
41308         750.00     11-24       300431146
41309       3,200.00     11-19       800090246
41310       3,215.00     11-17       800707535
41311       6,950.00     11-17       200130821
41312       1,270.60     11-22       200295054
41313      10,000.00     11-23       200318579
41315*         90.61     11-30       700419232
41316         135.00     11-22       200246232
41317         323.46     11-30       100852333
41318         600.00     11-29       500817160
41320*      1,000.00     11-29       500833107
41321          38.98     11-17       600696439
41322         550.00     11-17       200047484
41323         180.00     11-15       400593299
41324         198.00     11-23       300116686
41325         563.00     11-17       200047899
41326         250.95     11-15       300143588
41327          10.45     11-19       100877543
41328         707.22     11-18       700309644
41329         272.45     11-15       300927004
41330         750.00     11-17       400169326
41331         796.38     11-22       100779346
41332          47.50     11-16       400679038
41333          97.26     11-22       300761954
41334         490.00     11-16       200001605
41335          39.50     11-19       100077372
41336       1,019.25     11-16       200888914
41337       2,771.27     11-18       700406615
41338         854.31     11-16       500468220
41339      10,000.00     11-15       700536120
41340       1,156.30     11-24       600285758
41341       1,937.45     11-26       100384531
41343*        182.77     11-30       800264803
41344       3,093.58     11-26       200594746
41345         652.16     11-26       400369122
41346       1,954.00     11-26       400368714
41347         184.10     11-29       500010115
41348          34.90     11-29       700120202
41349         121.98     11-29       700135615
41351*         24.83     11-26       400368957
41352         611.25     11-23       300228249
41355*        378.10     11-26       500681962
41356         208.00     11-29     80500835179
41357       6,284.56     11-29       700325005
41358       7,565.00     11-23       700729187
41359       3,118.00     11-24       300450352
41362*         88.20     11-29       700177963
41364*      8,860.00     11-30       300656365
41366*      1,600.00     11-29       500012516

* INDICATES A BREAK IN THE LISTING OF CONSECUTIVE CHECK NUMBERS.

--------------------------------------------------------------------------------
IMPORTANT INFORMATION: PLEASE EXAMINE AND RECONCILE YOUR STATEMENT PROMPTLY. ERRORS AND IMPROPER TRANSFERS MUST BE REPORTED TO THE BANK WITHIN 14 DAYS. IF YOU HAVE ANY QUESTIONS, PLEASE CALL YOUR LOCAL BRANCH OFFICE OR CALL THE BUSINESS TELEPHONE BANKING CENTER AT 800-527-1800.

STATEMENT RECONCILEMENT FORMS ARE AVAILABLE THROUGH YOUR LOCAL BRANCH OFFICE.

[LOGO] Fleet Bank
                              STATEMENT OF ACCOUNTS           PAGE 1 OF 5

                                                              9415-859803

                                                             STATEMENT DATE
                                                                11/30/99
                                                               Questions?
                                                             Call our Business
116        D                                                 Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
                                                        -----------------------
             UNITEL VIDEO, INC                CY
             555 WEST 57TH STREET                       -----------------------
             SUITE 1240                                    Please remit to:
             NEW YORK NY 10019                               FLEET BANK
                                   119 ENCLOSED ITEMS       Cash Reserve
                                                            PO Box 150456
                                                      Hartford, CT. 06115-0456


                                     detach

===============================================================================================================
               BEGINNING   DEPOSITS, OTHER    CHECKS, WITHDRAWALS,   INTEREST    ACCOUNT ACTIVITY       ENDING
CHECKING       BALANCE         CREDITS            OTHER DEBITS         PAID        & OTHER FEES         BALANCE
---------------------------------------------------------------------------------------------------------------
9415-859803   116236.65       858446.60            898095.71            .00            .00             76587.54
---------------------------------------------------------------------------------------------------------------

ACCOUNT NO. 9415-859803  COMMERCIAL CHECKING    PERIOD 10/30/99 THROUGH 11/30/99
BUSINESS BANKING CENTER ACCESS CODE 7399

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
DATE     DEBITS (-)     CREDITS (+)       DESCRIPTION

11-01    12,900.65                        REPETITIVE IBT VIA PC
                                          11/01/99 006435
                                          9999991101006435
                                          1999110101357NTR
                                          UNITEL VIDEO INC PAYROLL
11-02       170.68                        PREAUTHORIZED DDA DEBIT
                                          NDPS           NDPSSTLMNT
                                          199911 8788000152756
                                          UNITEL NY
                                          019993064463055            CCD
11-02        25.00                        PREAUTHORIZED DDA DEBIT
                                          NDPS           NDPSSTLMNT
                                          199911 8788000152798
                                          EDITEL-LA
                                          019993064463057            CCD
11-02        25.00                        PREAUTHORIZED DDA DEBIT
                                          NDPS           NDPSSTLMNT
                                          199911 8788000152772
                                          UNITEL POST 38
                                          019993064463056            CCD
11-03                   221,388.00        WIRE INCOMING FED
                                          11/03/99 005287
                                          9999991103005287
                                          17592
                                          MELLON BANK N.A.

11-04   221,388.00                        TR TO 9417544821

--------------------------------------------------------------------------------

Notice: See reverse side for important information.

[LOGO] Fleet Bank
                              STATEMENT OF ACCOUNTS           PAGE 2 OF 5

                                                              9415-859803

                                                             STATEMENT DATE
                                                                11/30/99
                                                               Questions?
                                                             Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
                                                        -----------------------
             UNITEL VIDEO, INC                CY
             555 WEST 57TH STREET                       -----------------------
             SUITE 1240                                    Please remit to:
             NEW YORK NY 10019                               FLEET BANK
                                                            Cash Reserve
                                                            PO Box 150456
                                                      Hartford, CT. 06115-0456


                                     detach
================================================================================
ACCOUNT NO. 9415-859803  CONTINUED              PERIOD 10/30/99 THROUGH 11/30/99

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
DATE     DEBITS (-)     CREDITS (+)       DESCRIPTION

11-08                     2,931.81        PREAUTHORIZED DDA CREDIT
                                          ACH REV UNITEL VIDEO
11-08                     3,507.47        PREAUTHORIZED DDA CREDIT
                                          ACH REV UNITEL VIDEO
11-09                   162,705.00        WIRE INCOMING FED
                                          11/09/99 005278
                                          9999991109005278
                                          16120
                                          MELLON BANK N.A.
11-15                   148,790.00        WIRE INCOMING FED
                                          11/15/99 005571
                                          9999991115005571
                                          20634
                                          MELLON BANK N.A.
11-18                   226,520.39        WIRE INCOMING FED
                                          11/18/99 004078
                                          9999991118004078
                                          11574
                                          MELLON BANK N.A.

11-18    69,636.26                        REPETITIVE IBT VIA PC
                                          11/18/99 004890
                                          9999991118004890
                                          1999111801075NTR
                                          UNITEL VIDEO INC
11-19                    54,716.00        WIRE INCOMING FED
                                          11/19/99 005957
                                          9999991119005957
                                          22019
                                          MELLON BANK N.A.

--------------------------------------------------------------------------------

Notice: See reverse side for important information.

[LOGO] Fleet Bank
                              STATEMENT OF ACCOUNTS           PAGE 3 OF 5

                                                              9415-859803

                                                             STATEMENT DATE
                                                                11/30/99
                                                               Questions?
                                                             Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
                                                        -----------------------
             UNITEL VIDEO, INC                CY
             555 WEST 57TH STREET                       -----------------------
             SUITE 1240                                    Please remit to:
             NEW YORK NY 10019                               FLEET BANK
                                                            Cash Reserve
                                                            PO Box 150456
                                                      Hartford, CT. 06115-0456


                                     detach
================================================================================
ACCOUNT NO. 9415-859803  CONTINUED              PERIOD 10/30/99 THROUGH 11/30/99

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
DATE     DEBITS (-)     CREDITS (+)       DESCRIPTION

11-19   185,999.13                        REPETITIVE IBT VIA PC
                                          11/19/99 000978
                                          9999991119000978
                                          1999111900094NTR
                                          UNITEL VIDEO INC
11-22                     1,253.93        PREAUTHORIZED DDA CREDIT
                                          UNITED VIDEO ACH REVERSAL W/O
                                          11.19.99
11-24                    36,634.00        WIRE INCOMING FED
                                          11/24/99 007251
                                          9999991124007251
                                          25820
                                          MELLON BANK N.A.

------------------------------------------------------------------------------------------------------
    - CHECKS POSTED -                    - CHECKS POSTED -                 - CHECKS POSTED -
------------------------------------------------------------------------------------------------------
DATE    CHECK NO.       AMOUNT      DATE     CHECK NO.       AMOUNT     DATE    CHECK NO.       AMOUNT
11-04     8076        2,260.68      11-04      8224          818.00     11-08     8240        7,104.45
11-01     8151*         746.21      11-01      8225          203.13     11-10     8242*         378.60
11-03     8152           64.63      11-05      8226           64.95     11-10     8243        2,435.63
11-02     8153        3,707.42      11-04      8227          148.20     11-09     8244          230.15
11-02     8164*       3,225.00      11-01      8228          295.75     11-10     8245        1,912.50
11-05     8169*          90.00      11-02      8229       11,118.00     11-09     8246          553.05
11-01     8171*         695.00      11-03      8230           41.14     11-12     8247          585.64
11-10     8172          793.75      11-02      8231          900.00     11-17     8248          958.80
11-08     8180*         183.00      11-01      8232        3,667.65     11-09     8249        1,265.53
11-01     8192*         214.66      11-02      8233        1,800.00     11-09     8250           90.24
11-01     8195*         190.00      11-03      8234          110.96     11-17     8251        3,877.62
11-02     8198*          66.00      11-03      8235          340.99     11-15     8252          175.00
11-01     8210*         473.00      11-12      8236        2,913.99     11-15     8253        5,170.00
11-09     8221*       3,814.41      11-05      8237        6,725.94     11-17     8254       45,863.00
11-01     8222          103.88      11-05      8238          300.00     11-15     8255        1,133.41
11-01     8223        7,199.71      11-08      8239        2,750.00     11-09     8256          205.68

                                                                       CONTINUED

--------------------------------------------------------------------------------
Notice: See reverse side for important information.

[LOGO] Fleet Bank
                              STATEMENT OF ACCOUNTS           PAGE 4 OF 5

                                                              9415-859803

                                                             STATEMENT DATE
                                                                11/30/99
                                                               Questions?
                                                             Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
                                                        -----------------------
             UNITEL VIDEO, INC                CY
             555 WEST 57TH STREET                       -----------------------
             SUITE 1240                                    Please remit to:
             NEW YORK NY 10019                               FLEET BANK
                                                            Cash Reserve
                                                            PO Box 150456
                                                      Hartford, CT. 06115-0456


                                     detach
================================================================================
ACCOUNT NO. 9415-859803  CONTINUED              PERIOD 10/30/99 THROUGH 11/30/99

-------------------------------------------------------------------------------------------------------
   - CHECKS POSTED -                     - CHECKS POSTED -                 - CHECKS POSTED -
-------------------------------------------------------------------------------------------------------
DATE    CHECK NO.     AMOUNT        DATE     CHECK NO.       AMOUNT     DATE    CHECK NO.      AMOUNT
11-12     8257     35,833.33        11-19        8282      6,275.39     11-23     8307      11,469.48
11-16     8258     26,250.00        11-18        8283      3,877.63     11-19     8308       1,222.65
11-16     8259     26,250.00        11-17        8284        120.30     11-22     8309       2,929.14
11-16     8260      1,017.55        11-19        8285      1,320.65     11-22     8310      21,044.30
11-12     8261        300.00        11-18        8286         89.50     11-18     8311       1,080.25
11-10     8262      3,774.48        11-22        8287      8,723.03     11-22     8312       1,779.55
11-08     8263      3,453.18        11-16        8288         25.00     11-22     8314*        139.19
11-10     8264        175.11        11-16        8289      7,155.33     11-22     8315         615.14
11-12     8265        394.56        11-22        8290        991.25     11-23     8319*        114.00
11-12     8266        442.40        11-16        8291         81.30     11-30     8321*        331.05
11-15     8267        775.00        11-16        8292      1,617.50     11-30     8323*        191.91
11-19     8268        277.32        11-17        8293        550.50     11-26     8324       1,856.26
11-10     8269        665.07        11-16        8294        229.50     11-24     8325       3,680.50
11-12     8270         35.17        11-22        8295        256.62     11-22     8326       7,200.79
11-12     8271        412.50        11-19        8296      3,356.96     11-23     8327       1,875.00
11-10     8272        465.95        11-15        8298*    32,968.02     11-26     8328       1,980.00
11-09     8273        362.00        11-22        8299         71.29     11-23     8329         980.00
11-10     8274      6,109.17        11-19        8300         87.23     11-23     8330       4,620.00
11-18     8275        800.00        11-23        8301         73.14     11-23     8331       2,400.00
11-12     8276        255.00        11-24        8302        337.50     11-26     8332       1,615.53
11-16     8277        277.39        11-18        8303        145.06     11-24     8333         725.00
11-17     8278      1,481.26        11-22        8304        418.50     11-26     8337*        495.00
11-16     8280*       111.71        11-18        8305     24,065.00     11-30     8340*      7,002.69
11-22     8281      1,786.86        11-17        8306         97.00

      *  DENOTES SEQUENCE BREAK

--------------------------------------------------------------------------------
                            - DAILY BALANCE SUMMARY -
--------------------------------------------------------------------------------
DATE            BALANCE         DATE        BALANCE         DATE        BALANCE
11-01         89,547.01         11-05     57,544.42         11-12    148,794.16
11-02         68,509.91         11-08     50,493.07         11-15    257,362.73
11-03        289,340.19         11-09    206,677.01         11-16    194,347.45
11-04         64,725.31         11-10    189,966.75         11-17    141,398.97

--------------------------------------------------------------------------------

Notice: See reverse side for important information.

[LOGO] Fleet Bank
                              STATEMENT OF ACCOUNTS           PAGE 5 OF 5

                                                              9415-859803

                                                             STATEMENT DATE
                                                                11/30/99
                                                               Questions?
                                                             Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
                                                        -----------------------
             UNITEL VIDEO, INC                CY
             555 WEST 57TH STREET                       -----------------------
             SUITE 1240                                    Please remit to:
             NEW YORK NY 10019                               FLEET BANK
                                                            Cash Reserve
                                                            PO Box 150456
                                                      Hartford, CT. 06115-0456


                                     detach
================================================================================
ACCOUNT NO. 9415-859803  CONTINUED              PERIOD 10/30/99 THROUGH 11/30/99

--------------------------------------------------------------------------------
                            - DAILY BALANCE SUMMARY -
--------------------------------------------------------------------------------
DATE            BALANCE         DATE        BALANCE         DATE        BALANCE
11-18        268,225.66         11-23     58,168.98         11-26     84,113.19
11-19        124,402.33         11-24     90,059.98         11-30     76,587.54
11-22         79,700.60





--------------------------------------------------------------------------------

Notice: See reverse side for important information.

[LOGO] Bank of America
================================================================================

  P.O. Box 3530                             Your Bank of America
  Rancho Cordova, CA 95741-3530             Business Checking
                                 0217       Statement
                                 E 5-2
                                            Statement Period:
                                            October 30 through November 30, 1999
  [BARCODE]
  UNITEL VIDEO, INC.                        Account Number: 02177-04548
  1101 ISABEL ST
  BURBANK  CA  91506-1405                   At Your Service
                                            Call: 818-507-6700, 24 hours,
                                            7 days a week

                                            Written Inquiries
                                            Bank of America
                                            Burbank Main Office
                                            PO Box 37176
                                            San Francisco, CA 94137-0001

                                            Customer since 1999
                                            Bank of America appreciates your
                                            business and we enjoy serving you.

================================================================================
|_| Summary of Your Business Checking Account

----------------------------------------------  --------------------------------
Beginning Balance on 10/30/99          $875.54  Number of checks paid          5
----------------------------------------------  --------------------------------
Total Deposits and Other Credits   + 16,213.09  Number of 24 Hour Customer
----------------------------------------------      Service Calls
Total Checks, Withdrawals,                            Self-Service             0
Transfers, Account Fees              -4,017.94        Assisted                 0
----------------------------------------------
Ending Balance                      $13,070.69

================================================================================
|_| Important Information About Your Account
--------------------------------------------------------------------------------
Based on the average balance you've maintained in this account, your monthly service charge has been waived.

================================================================================
|_| Bank of America News
--------------------------------------------------------------------------------
YEAR 2000 UPDATE: You can expect the same level of service from Bank of America now and into the next millennium. The systems and software that support this account statement have already been made ready for year 2000. For more information, visit us at www.bankofamerica.com/y2k or call toll-free, 1-888-960-1111, 7AM - 10PM.

Conserve your cash - and finance new equipment. Ask your Small Business Banker about 100% financing.

Looking for a 401(k) plan that will help you meet your needs? Ask your Small Business Banker about the Bank of America 401(k) or visit your local Banking Center. Available with special pricing through November 30th.

================================================================================
|_| Deposits
---------------------------------  ---------------------------------------------
Number  Date Posted       Amount              Number   Date Posted        Amount

              11/01    $2,300.00                             11/15      8,838.77
              11/05       400.00   Total of 4 deposits                $16,213.09
              11/05     4,674.32


Continued on next page
0027383.001.423                     California                       Page 1 of 2

[LOGO] Bank of America
================================================================================

UNITEL VIDEO, INC.        Statement Period: October 30 through November 30, 1999
                          Account Number: 02177-04548

================================================================================
|_| Checks Paid    * Gap in check sequence
------------------------------        ------------------------------------------
Date Paid  Number       Amount                    Date Paid  Number       Amount

    11/01    1007      $825.00                        11/24    1010       905.63
    11/04    1008     1,847.19                        11/24   *1013       133.85
    11/15    1009       306.27        Total of 5 Checks Paid           $4,017.94

================================================================================
|_| Daily Balance
--------------------------------------------------------------------------------
Date           Amount          Date          Amount         Date          Amount
11/01       $2,350.54         11/05        5,577.67        11/24       13,070.69
11/04          503.35         11/15       14,110.17


0027383.001.423                     California                       Page 2 of 2

STATEMENT OF DEPOSITS & FILINGS                    ADP [LOGO] TAX FILING SERVICE

 ** THIRD QUARTER  1999 **

                                                        STATEMENT DATE  10/23/99
 UNITEL VIDEO INC                                       BR/COMPANY      94/K1H
                                                        AGENT           005
 555 WEST 57TH ST-SUITE 1240                            COMBO           YES
 NEW YORK             NY 10019
 SIT JLN:        UNITEL VIDEO INC              SIT-ID:  317-8226  1
 SUI JLN:        UNITEL VIDEO INC              SUI-ID:  317-8226  1

                               STATE OF CALIFORNIA
--------------------------------------------------------------------------------
QUARTER WAGE RECAP:  POSITIVE NEGATIVE STATE INCOME TAX WITHHELD       18,472.92
 SIT TAXABLE WAGES 336,493.69      .00 FEDERAL INCOME TAX WITHHELD     64,900.90
                                              EMPLOYEES: TOTAL MALE FEMALE  NEW
 SUI SUBJECT WAGES 349,759.29      .00        MONTH 1       15   12     3  HIRE
 EXCESS SUI WAGES  349,759.29      .00        MONTH 2       15   12     3
 SUI TAXABLE WAGES        .00      .00        MONTH 3       15   12     3
                                              WAGE DTL      16
 SDI TAXABLE WAGES  64,386.95      .00 SUI ER RATE   3.400%  ETT RATE     0.100%
                                       SDI EE RATE   0.500%
                                       SUI LIMIT   7,000     SDI LIMIT   31,767

 SIT DEPOSIT FREQ:     TIED-TO-FED DAILY DEP ONLY

 ADP FILING RESPONSIBILITY:   QUARTERLY WAGE REPORT   ANNUAL RECON
 CLIENT FILING RESPONSIBILITY:   NONE
--------------------------------------------------------------------------------

 DEPOSIT DETAIL                                          QBU BATCH NBR  99/3/214
--------------------------------------------------------------------------------

 DEPOSIT        STATE         EMPLOYER       EMPLOYEE       EMPLOYER
  DATE       INCOME TAX         SUI            SDI        TRAINING TAX                      TOTAL
---------------------------------------------------------------------------------------------------
 07-06-99       3,623.38                          65.77                                    3,689.15

 07-19-99       2,389.86                          55.70                                    2,445.56

 08-02-99       2,401.86                          44.66                                    2,446.52

 08-16-99       2,430.46                          43.53                                    2,473.99

 08-30-99       2,612.62                          48.62                                    2,661.24

 09-13-99       2,582.16                          30.94                                    2,613.10

 09-29-99       2,432.58                          32.71                                    2,465.29

 TOTAL
 DEPOSITS      18,472.92            .00          321.93            .00                    18,794.85

 TOTAL
 LIABILITY     18,472.92            .00          321.93            .00                    18,794.85

*ADJUSTMENT          .00            .00             .00            .00                          .00

 DIFFERENCE          .00            .00             .00            .00                          .00

      We have filed this information with the appropriate agency.

--------------------------------------------------------------------------------
          THIS STATEMENT SHOULD BE RETAINED AS PART OF YOUR TAX RECORDS


215TX-SOD-L                                                0324383-1507318-031DR

STATEMENT OF DEPOSITS & FILINGS                    ADP [LOGO] TAX FILING SERVICE

 ** THIRD QUARTER  1999 **

                                                        STATEMENT DATE  10/23/99
 UNITEL VIDEO INC                                       BR/COMPANY      94/K1H
                                                        AGENT           005
 555 WEST 57TH ST-SUITE 1240                            COMBO           NO
 NEW YORK             NY 10019
 LEGAL NAME:     UNITEL VIDEO INC              SIT-ID:  23-1713238  000  5
 SUI JLN:        UNITEL-VIDEO, INC.            SUI-ID:  2146961  0
                                               IBT-NO:  2378-4865

                                STATE OF ILLINOIS
--------------------------------------------------------------------------------
 QUARTER WAGE RECAP:                 STATE INCOME TAX WITHHELD              .00
  SIT TAXABLE WAGES           .00     FEDERAL INCOME TAX WITHHELD       4,713.69
                                      EMPLOYEES: TOTAL    MALE   FEM     NEW
  SUI SUBJECT WAGES     25,359.59     MONTH 1        1       1          HIRE
  EXCESS SUI WAGES      25,359.59     MONTH 2        1       1
  SUI TAXABLE WAGES           .00     MONTH 3        1       1
                                      WAGE DTL    1
                                     SUI ER RATE   3.1000%
                                     SUI LIMIT      9,000
 SIT DEPOSIT FREQ:     LIMIT DRIVEN

 ADP FILING RESPONSIBILITY:  SIT QUARTERLY,  ANNUAL/W2S, SUI QUARTERLY  IF REQ'D
 CLIENT FILING RESPONSIBILITY:   NONE
--------------------------------------------------------------------------------

 DEPOSIT DETAIL                                          QBU BATCH NBR  99/3/214
--------------------------------------------------------------------------------

 DEPOSIT        STATE         EMPLOYER
  DATE       INCOME TAX         SUI                                                         TOTAL
---------------------------------------------------------------------------------------------------
 TOTAL
 DEPOSITS            .00            .00                                                         .00

 TOTAL
 LIABILITY           .00            .00                                                         .00

*ADJUSTMENT          .00            .00                                                         .00

 DIFFERENCE          .00            .00                                                         .00

      We have filed this information with the appropriate agency for this tax period.

--------------------------------------------------------------------------------
          THIS STATEMENT SHOULD BE RETAINED AS PART OF YOUR TAX RECORDS


215TX-SOD-L                                                0324383-1507319-031DR

STATEMENT OF DEPOSITS & FILINGS                    ADP [LOGO] TAX FILING SERVICE

 ** THIRD QUARTER  1999 **

                                                        STATEMENT DATE  10/23/99
 UNITEL VIDEO INC                                       BR/COMPANY      94/K1H
                                                        AGENT           005
 555 WEST 57TH ST-SUITE 1240                            COMBO           NO
 NEW YORK             NY 10019
 SIT JLN:        UNITEL VIDEO, INC.            SIT-ID:  231713238   8
 LEGAL NAME:     UNITEL VIDEO INC              SUI-ID:  45-90690   2

                                STATE OF NEW YORK
--------------------------------------------------------------------------------
 QUARTER WAGE RECAP:                   STATE INCOME TAX WITHHELD      79,596.35
  SIT TAXABLE WAGES   1,560,990.19      FEDERAL INCOME TAX WITHHELD   268,185.57
                                        EMPLOYEES: TOTAL    MALE   FEM     NEW
  SUI SUBJECT WAGES   1,665,575.00      MONTH 1      123      90    33    HIRE
  EXCESS SUI WAGES    1,423,685.00      MONTH 2      121      89    32
  SUI TAXABLE WAGES     241,889.00      MONTH 3       61      46    15      26
                                        WAGE DTL   177
                                       SUI ER RATE   7.1000%
                                       SUI LIMIT      8,500
 SIT DEPOSIT FREQ:     3 DAY DUE DAILY VIA EFT
                              SIT SHORT NAME:

 ADP FILING RESPONSIBILITY:   SIT QUARTERLY, ANNUAL/W2S, SIT QUARTERLY  IF REQ'D
 CLIENT FILING RESPONSIBILITY:   NONE
--------------------------------------------------------------------------------

 DEPOSIT DETAIL                                          QBU BATCH NBR  99/3/214
--------------------------------------------------------------------------------

 DEPOSIT        STATE         EMPLOYER
  DATE       INCOME TAX         SUI                                                         TOTAL
---------------------------------------------------------------------------------------------------
 07-08-99      11,619.68                                                                  11,619.68

 07-21-99      13,266.06                                                                  13,266.06

 08-04-99      11,293.45                                                                  11,293.45

 08-18-99      12,383.17                                                                  12,383.17

 09-01-99      12,072.36                                                                  12,072.36

 09-15-99      13,426.54                                                                  13,426.54

 09-29-99       5,535.09                                                                   5,535.09

 11-01-99                     17,174.15                                                   17,174.15

 TOTAL
 DEPOSITS      79,596.35      17,174.15                                                   96,770.50

 TOTAL
 LIABILITY     79,596.35      17,174.15                                                   96,770.50

*ADJUSTMENT          .00            .00                                                         .00

 DIFFERENCE          .00            .00                                                         .00

      We have filed this information with the appropriate agency for this tax period.

--------------------------------------------------------------------------------
          THIS STATEMENT SHOULD BE RETAINED AS PART OF YOUR TAX RECORDS


215TX-SOD-L                                                0324383-1507320-031DR

STATEMENT OF DEPOSITS & FILINGS                    ADP [LOGO] TAX FILING SERVICE

 ** THIRD QUARTER  1999 **

                                                        STATEMENT DATE  10/23/99
 UNITEL VIDEO INC                                       BR/COMPANY      94/K1H
                                                        AGENT           005
 555 WEST 57TH ST-SUITE 1240                            COMBO           NO
 NEW YORK             NY 10019
JLN:        UNITEL VIDEO, INC.            LOCAL ID:  231713238        8

                  NY LOCALITIES: NYS DEPARTMENT OF TAX AND FINA
--------------------------------------------------------------------------------

 QUARTER WAGE RECAP:
  TOTAL LOCALITY TAXABLE WAGES   1,537,793.90    TOTAL LOCAL TAX WITHHELD   20,084.94
        MONTH 1                    710,205.93          MONTH 1               9,248.01
        MONTH 2                    471,433.48          MONTH 2               5,962.40
        MONTH 3                    356,154.49          MONTH 3               4,874.53

 DEPOSIT FREQ:     3 DAY DUE DAIL VIA EFT

 ADP FILING RESPONSIBILITY:   QUARTERLY RETURN,  ANNUAL/W2S,   IF REQUIRED
 CLIENT FILING RESPONSIBILITY:            NONE
--------------------------------------------------------------------------------

 DEPOSIT DETAIL                                          QBU BATCH NBR  99/3/214
--------------------------------------------------------------------------------

                                                               NUMBER OF
 LOCALITY    DEPOSIT DATE         TAXABLE WAGE     TAX         EMPLOYEES
--------------------------------------------------------------------------------
 NEW YORK CIT 07-08-99               84,686.74     2,427.47         88
  33-3301
              07-21-99              100,079.80     2,917.32

              08-04-99               85,803.30     2,545.28

              08-18-99              102,989.67     2,945.30

              09-01-99               80,889.29     2,338.93

              09-15-99               97,789.71     2,849.36

              09-29-99               51,363.91     1,523.61

              11-01-99                2,824.39        12.20

 YONKERS
  33-3302

 NEW YORK CIT 07-08-99              142,656.28       647.33         78
  33-3303
              07-21-99              161,396.16       403.60

              08-04-99              135,583.65       307.01

              08-18-99              142,161.55       348.70

              09-01-99              145,392.97       329.47

              09-15-99              144,076.68       362.10

              09-29-99               60,099.80       127.26

                                      CONTINUED NEXT PAGE

--------------------------------------------------------------------------------
          THIS STATEMENT SHOULD BE RETAINED AS PART OF YOUR TAX RECORDS


215TX-SOD-L                                                0324383-1507321-031DR

STATEMENT OF DEPOSITS & FILINGS                    ADP [LOGO] TAX FILING SERVICE

 ** THIRD QUARTER  1999 **

                                                        STATEMENT DATE  10/23/99
 UNITEL VIDEO INC                                       BR/COMPANY      94/K1H
                                                        AGENT           005
 555 WEST 57TH ST-SUITE 1240                            COMBO           NO
 NEW YORK             NY 10019
JLN:        UNITEL VIDEO, INC.            LOCAL ID:  231713238        8

                  NY LOCALITIES: NYS DEPARTMENT OF TAX AND FINA
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------

 DEPOSIT DETAIL                                          QBU BATCH NBR  99/3/214
--------------------------------------------------------------------------------

                                                               NUMBER OF
 LOCALITY    DEPOSIT DATE         TAXABLE WAGE     TAX         EMPLOYEES
--------------------------------------------------------------------------------
 TOTAL
 DEPOSITS                                        20,084.94

 TOTAL
 LIABILITY                                       20,084.94

*ADJUSTMENT                                            .00

 DIFFERENCE                                            .00

      We have filed this information with the appropriate agency.

--------------------------------------------------------------------------------
          THIS STATEMENT SHOULD BE RETAINED AS PART OF YOUR TAX RECORDS


215TX-SOD-L                                                0324383-1507322-031DR

STATEMENT OF DEPOSITS & FILINGS                    ADP [LOGO] TAX FILING SERVICE

 ** THIRD QUARTER  1999 **

                                                        STATEMENT DATE  10/23/99
 UNITEL VIDEO INC                                       BR/COMPANY      94/K1H
                                                        AGENT           005
 555 WEST 57TH ST-SUITE 1240                            COMBO           NO
 NEW YORK             NY 10019
 LEGAL NAME:       UNITEL VIDEO INC            SIT-ID:  1217 2953
                                               SUI-ID:  81-62043  1

                              STATE OF PENNSYLVANIA
--------------------------------------------------------------------------------
 QUARTER WAGE RECAP:                  STATE INCOME TAX WITHHELD       18,960.88
  SIT TAXABLE WAGES     728,142.66     FEDERAL INCOME TAX WITHHELD    134,249.46
                                       EMPLOYEES: TOTAL    MALE   FEM     NEW
  SUI SUBJECT WAGES     705,132.16     MONTH 1       38      29     9    HIRE
  EXCESS SUI WAGES      703,709.11     MONTH 2       36      27     9
  SUIER TAXABLE WAGES     1,423.05     MONTH 3       35      26     9
  SUIEE TAXABLE WAGES   705,132.16     WAGE DTL   38
                                      SUI ER RATE  2.5636%   SUI EE RATE  0.000%
                                      SUIER LIMIT   8,000    SUIEE LIMIT    N
 SIT DEPOSIT FREQ:     SEMI-MONTHLY

 ADP FILING RESPONSIBILITY:   SIT QUARTERLY, ANNUAL/W2S, SUI QUARTERLY  IF REQ'D
 CLIENT FILING RESPONSIBILITY:  NONE
--------------------------------------------------------------------------------

 DEPOSIT DETAIL                                          QBU BATCH NBR  99/3/214
--------------------------------------------------------------------------------
 DEPOSIT        STATE         EMPLOYER       EMPLOYEE
  DATE       INCOME TAX         SUI            SUI                       TOTAL
--------------------------------------------------------------------------------
 07-20-99       3,184.00                                                3,184.00

 08-04-99       5,569.09                                                5,569.09

 08-18-99       2,450.98                                                2,450.98

 09-03-99       2,677.65                                                2,677.65

 09-20-99       2,667.75                                                2,667.75

 10-05-99       2,411.41                                                2,411.41

 11-01-99                         36.48                                    36.48

 TOTAL
 DEPOSITS      18,960.88          36.48             .00                18,997.36

 TOTAL
 LIABILITY     18,960.88          36.48             .00                18,997.36

*ADJUSTMENT          .00            .00             .00                      .00

 DIFFERENCE          .00            .00             .00                      .00

      STATE INCOME TAX DEPOSITS WHICH MEET CRITERIA ARE AUTOMATICALLY REMITTED VIA EFT, AS REQUIRED BY STATE LAW.

      We have filed this information with the appropriate agency for this tax period.

                              CONTINUED NEXT PAGE
--------------------------------------------------------------------------------
          THIS STATEMENT SHOULD BE RETAINED AS PART OF YOUR TAX RECORDS


215TX-SOD-L                                                0324383-1507323-031DR

STATEMENT OF DEPOSITS & FILINGS                    ADP [LOGO] TAX FILING SERVICE

 ** THIRD QUARTER  1999 **

                                                        STATEMENT DATE  10/23/99
 UNITEL VIDEO INC                                       BR/COMPANY      94/K1H
                                                        AGENT           005
 555 WEST 57TH ST-SUITE 1240                            COMBO           NO
 NEW YORK             NY 10019
 LEGAL NAME:       UNITEL VIDEO INC            SIT-ID:  1217 2953
                                               SUI-ID:  81-62043  1

                        STATE OF PENNSYLVANIA   CONT'D.
--------------------------------------------------------------------------------








--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                SIT           SIT         SIT           SIT
               WAGES         TAXES      DEPOSITS     EMPLOYEES
--------------------------------------------------------------------------------

MONTH 1      350,448.08     8,753.09    8,753.09           40

MONTH 2      207,000.89     5,128.63    5,128.63           39

MONTH 3      170,693.69     5,079.16    5,079.16           39

--------------------------------------------------------------------------------
          THIS STATEMENT SHOULD BE RETAINED AS PART OF YOUR TAX RECORDS


215TX-SOD-L                                                0324383-1507324-031DR

STATEMENT OF DEPOSITS & FILINGS                    ADP [LOGO] TAX FILING SERVICE

 ** THIRD QUARTER  1999 **

                                                        STATEMENT DATE  10/23/99
 UNITEL VIDEO INC                                       BR/COMPANY      94/K1H
                                                        AGENT           005
 555 WEST 57TH ST-SUITE 1240                            COMBO           NO
 NEW YORK             NY 10019
 LEGAL NAME:       UNITEL VIDEO INC            SUI-ID:  07-382298  0

                                 STATE OF TEXAS
--------------------------------------------------------------------------------
 QUARTER WAGE RECAP:                     EMPLOYEES: TOTAL    MALE   FEM    NEW
  SUI SUBJECT WAGES    25,980.79         MONTH 1        1       1          HIRE
  EXCESS SUI WAGES     25,980.79         MONTH 2        1       1
  SUI TAXABLE WAGES          .00         MONTH 3        1       1
                                        WAGE DTL     1
                                        SUI ER RATE  2.7000%
                                        SUI LIMIT     9,000

 COUNTY CODE:  083

 ADP FILING RESPONSIBILITY:   SUI QUARTERLY
 CLIENT FILING RESPONSIBILITY:   NONE
--------------------------------------------------------------------------------

 DEPOSIT DETAIL                                          QBU BATCH NBR  99/3/214
--------------------------------------------------------------------------------

 DEPOSIT      EMPLOYER
  DATE          SUI                                                    TOTAL
--------------------------------------------------------------------------------
 TOTAL
 DEPOSITS           .00                                                      .00

 TOTAL
 LIABILITY          .00                                                      .00

*ADJUSTMENT         .00                                                      .00

 DIFFERENCE         .00                                                      .00

      We have filed this information with the appropriate agency.

--------------------------------------------------------------------------------
          THIS STATEMENT SHOULD BE RETAINED AS PART OF YOUR TAX RECORDS


215TX-SOD-L                                                0324383-1507325-031DR

STATEMENT OF DEPOSITS & FILINGS                    ADP [LOGO] TAX FILING SERVICE

 ** THIRD QUARTER  1999 **

                                                        STATEMENT DATE  10/23/99
 UNITEL VIDEO INC                                       BR/COMPANY      94/K1H
                                                        AGENT           005
 555 WEST 57TH ST-SUITE 1240                            COMBO           YES
 NEW YORK             NY 10019                          DEP FREQ    SEMI-WEEKLY

                                                        FEDERAL ID:  23-1713238

                               FEDERAL INFORMATION
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 DEPOSIT DETAIL                                          QBU BATCH NBR  99/3/214
--------------------------------------------------------------------------------

 DEPOSIT      FEDERAL       EARNED      EMPLOYEE      EMPLOYER         TOTAL
  DATE      INCOME TAX      INC CR        FICA          FICA        (MINUS FUTA)       FUTA
---------------------------------------------------------------------------------------------
 07-06-99     72,815.53                 26,907.97     26,907.94     126,631.44
 07-19-99     73,559.92                 26,512.33     26,512.37     126,584.62
 08-02-99     65,181.05                 22,087.18     22,087.12     109,355.35
 08-16-99     67,653.95                 23,532.63     23,532.60     114,719.18
 08-30-99     68,021.21                 22,729.63     22,729.66     113,480.50
 09-13-99     76,886.21                 23,003.23     23,003.26     122,892.70
 09-29-99     40,954.71                 14,625.77     14,625.79      70,206.27
 11-01-99                                                                             1,769.97

 TOTAL
 DEPOSITS    465,072.58        .00     159,398.74    159,398.74     783,870.06        1,769.97

 TOTAL
 LIABILITY   465,072.58        .00     159,398.74    159,398.74     783,870.06        1,769.97

 ADJUSTMENT         .00        .00            .00           .00            .00             .00

 BAL DUE
 (15)               .00        .00            .00           .00            .00             .00

 OVERPAYMT
 (16)               .00        .00            .00           .00            .00             .00

      We have filed the Quarterly 941 Return.

--------------------------------------------------------------------------------
          THIS STATEMENT SHOULD BE RETAINED AS PART OF YOUR TAX RECORDS


215TX-SOD-L                                                0324383-1507316-031DR

STATEMENT OF DEPOSITS & FILINGS                    ADP [LOGO] TAX FILING SERVICE
 ** THIRD QUARTER  1999 **

                                                        STATEMENT DATE  10/23/99
 UNITEL VIDEO INC                                       BR/COMPANY      94/K1H
                                                        AGENT           005
 555 WEST 57TH ST-SUITE 1240                            COMBO           YES
 NEW YORK             NY 10019                          DEP FREQ    SEMI-WEEKLY

                                                        FEDERAL ID:  23-1713238

                               FEDERAL INFORMATION
--------------------------------------------------------------------------------
QUARTER WAGE RECAP:
1)    NO. OF EMPLOYEES
2)    TOTAL WAGES, TIPS, PLUS OTHER COMP  2,577,365.03
3)    TOTAL INCOME TAX W/H                  465,072.58
4)    ADJUSTMENT OF W/H INCOME TAX                 .00
5)    ADJ TOT INCOME TAX W/H                465,072.58
6A)   TAXABLE SOC SEC WAGES               1,935,554.93
6B)   TOTAL SOC SEC TAX W/H                 240,008.82
6C)   TAXABLE SOC SEC TIPS                         .00
6D)   TOTAL SOC SEC TIPS W/H                       .00
7A)   TAXABLE MEDICARE WAGES AND TIPS     2,716,850.00
7B)   TOTAL MEDICARE TAX W/H                 78,788.66
8)    TOTAL SS/MEDI TAXES W/H               318,797.48
9)    ADJUSTMENT OF SOC SEC AND MEDICARE           .00
      MEDICARE 3PSP TAXES                          .00
      SOC SEC EE 3PSP                              .00
      UNCOL SOC SEC/MED                            .00
10)   ADJ TOT OF SOC SEC/MEDI TAX W/H       318,797.48
11)   TOTAL TAX W/H                         783,870.06
12)   ADVANCED EIC                                 .00
13)   NET TAXES                             783,870.06
14)   TOTAL DEP FOR QTR                     783,870.06
FUTA TAXABLE WAGES                          221,246.38
FUTA TAX W/H                                  1,769.97
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
          THIS STATEMENT SHOULD BE RETAINED AS PART OF YOUR TAX RECORDS


215TX-SOD-L                                                0324383-1507317-031DR